Putnam
High Yield
Total Return
Fund

ANNUAL REPORT ON PERFORMANCE AND OUTLOOK

6-30-99


[LOGO: BOSTON * LONDON * TOKYO]



From the Chairman

[GRAPHIC OMITTED: PHOTO OF GEORGE PUTNAM]

[copyright] Karsh, Ottawa

Dear Shareholder:

As prospects for the world's securities markets grew more positive during the past few months, fixed-income investors put away some of their concerns over risk and returned to a more venturesome frame of mind. Higher-yielding lower-rated corporate bonds were among the beneficiaries of this improved market environment. For the managers of Putnam High Yield Total Return Fund, the mood swing that occurred during the second half of fiscal 1999, therefore, presented a welcome change from the conditions that had prevailed during the first half.

As you know from a recent communication, shareholders have approved the proposal by the Trustees to merge your fund into Putnam High Yield Trust
II. The merger was completed on July 12, 1999. Because the funds' objectives are similar, we believe your investment goals will continue to be served in the same fashion following the merger. The next report you receive will be the annual report for Putnam High Yield Trust II following the close of the fund's fiscal year on August 31, 1999.

Respectfully yours,

/S/GEORGE PUTNAM
George Putnam
Chairman of the Trustees
August 18, 1999



Report from the Fund Managers

Jennifer E. Leichter
Jeffrey A. Kaufman

Over the past 12 months, high-yield bond investors have had a choppy ride through waves of change caused by global financial turmoil. During the first half of Putnam High Yield Total Return Fund's fiscal year, concerns over Russia's financial collapse and subsequent margin calls on certain highly leveraged portfolios caused many investors to shy away from high-yield bonds. However, during the second half of the fund's fiscal year, as investors became more accepting of investments with an element of risk, they rediscovered the income potential of these bonds. This bipolar environment was reflected in your fund's performance for the 12 months ended June 30, 1999.

Total return for 12 months ended 6/30/99

       Class A             Class B              Class M
     NAV     POP         NAV     CDSC         NAV     POP
----------------------------------------------------------------
    -7.32%  -11.72%     -8.05%  -12.25%      -7.60%  -10.57%
----------------------------------------------------------------

Past performance is no indication of future results. Performance information for longer periods begins on page 6.


* HIGH-YIELD BONDS STAGE RECOVERY

The flight to quality that swept the globe in the late summer and early fall of 1998 created the most unfavorable environment for high-yield bonds since 1990's recession-bound summer months. In the market volatility following Russia's financial crisis, fixed-income investors suddenly became highly risk averse and began selling off virtually all fixed-income investments except U.S. Treasuries. Yield spreads (the difference in yield between bonds with similar maturities) between high-yield bonds and Treasury securities widened dramatically during the period, with most of the widening taking place in August 1998. A second episode occurred in the fall with the anticipated sale of the high-yield holdings of Long Term Capital Management (a distressed hedge fund), an unexpectedly weak U.S. jobs report, and signs of recession overseas. All quality tiers were caught in the market rout, but lower-quality, less liquid bonds were hit hardest.


[GRAPHIC OMITTED: horizontal bar chart TOP INDUSTRY SECTORS]

TOP INDUSTRY SECTORS*

Telecommunications         22.0%

Broadcasting                6.9%

Oil and gas                 5.3%

Cable television            4.4%

Insurance
and finance                 4.3%

Footnote reads:
*Based on net assets as of 6/30/99. Holdings will vary over time.


During the second half of your fund's fiscal year, the high-yield bond market staged a recovery. Investors were drawn to the sector's attractive yields, as the investment climate grew increasingly amenable to risk. Spreads against Treasuries narrowed during the second half of your fund's fiscal year and net cash flows into the high-yield asset class once again became positive.

As your fund reached its fiscal year's end, the Federal Reserve Board indicated its intention to boost interest rates and then tightened short-term interest rates by a quarter of a percentage point. These developments reverberated in securities markets around the world and prompted a selloff in the credit sectors. Consequently, high-yield bonds shed some of the gains they had posted since the beginning of 1999.

* FUND BENEFITS FROM TELECOMMUNICATIONS EMPHASIS

During the fiscal year, your fund's emphasis on the telecommunications sector -- and the favorable climate for mergers and acquisitions that has characterized this sector for some time -- contributed to relative returns. WinStar Communications, Viatel Inc., and Network Plus Corporation are examples of telecommunications holdings that served your fund well during the period. While these holdings and others discussed in this report were viewed favorably at the end of the period, all holdings are subject to review and adjustment in accordance with the fund's investment strategy and may well vary in the future.

WinStar Communications, Inc. is a pioneer in providing business customers with broadband communications services, including local and long-distance phone service as well as high-speed Internet access, data, and information services. WinStar works with commercial building owners and managers to provide tenants with a range of state-of-the-art telecommunications services through its national broadband network. Buildings can quickly be connected to WinStar's fixed wireless network, giving tenants swift access to local and long-distance phone services, Internet, video conferencing, data applications, and other advanced telecommunications and data services. WinStar has become one of the largest Internet companies in the United States.


"With improvement in the emerging markets, high-yield spreads against Treasuries narrowed and net cash flows into the high-yield asset class once again became positive. Investors were drawn to the sector's attractive yields, as the investment climate grew increasingly amenable to risk."

-- Jennifer E. Leichter, manager

Putnam High Yield Total Return Fund


Headquartered in New York, Viatel, Inc., is a facilities-based international and domestic long-distance telecommunications company with network points of presence in European cities and operations in the United States, Latin America, and the Pacific Rim. The company offers a broad array of competitively priced, international and domestic long-distance services. Its customers are primarily small and midsize businesses. Viatel provides long-distance service to more than 230 countries and territories worldwide through its international network. During the period, Viatel signed an agreement for interconnection with Telecom Italia, the incumbent telecommunications operator in Italy. The agreement provides Viatel with the ability to originate and terminate national and international long-distance voice and data traffic in the lucrative Italian market.



[GRAPHIC OMITTED: TOP 10 HOLDINGS]

TOP 10 HOLDINGS

WinStar Communications, Inc.
stepped-coupon zero %
(15.00%, 3/1/02), 2007
Telecommunications

IPC Information Systems
stepped-coupon zero %
(10.875% 11/1/01), 2008
Computer services and software

Midland Funding II Corp. Series A,
11.75%, 2005
Electric utilities

Signature Brands Ltd. 13.00%, 2002
(Canada)
Consumer durable goods

Snyder Oil Corp 8.75%, 2007
Oil and gas

Chancellor Media Corp.
company guaranty 8.00%, 2008
Broadcasting

Coinmach Corp. Series D,
11.75%, 2005
Consumer services

United Mexican States Series B,
6.25%, 2019
Brady bonds

Granite Broadcasting 144A
12.75% preferred
Broadcasting

International Cabletel, Inc.
stepped-coupon Series B, zero %
(11.50%, 2/1/01), 2006
Telecommunications

Footnote reads:
These holdings represent 7.6% of the fund's net assets as of 6/30/99. Portfolio holdings will vary over time.


One of your fund's preferred securities, Network Plus is a network-based communications provider offering broadband data and telecommunications services primarily to small and midsize business customers located in major markets in the northeastern and southeastern regions of the United States. Its bundled product offerings include local and long-distance services as well as enhanced high-speed data and Internet services, primarily utilizing digital subscriber line, or DSL, technology. Network Plus recently completed a successful initial public offering.

Another positive for your fund was Microsoft's $500 million investment in NTL Inc., one of the portfolio's holdings. The deal spurred a substantial rise in the value of that cable issuer's securities during the period. In July, NTL also received a $5.5 billion investment from France Telecom, which boosted bond prices.

On the negative side, your fund's health-care and energy sector exposures detracted from returns. Health-care issuers believed the effects of revised Medicare reimbursement formulas squeezed cash flows, while the energy sector was hurt by low oil prices and a warm winter.

* FAVORABLE OUTLOOK FOR HIGH-YIELD BONDS

As this report was being written, we believed that the high-yield market was fairly priced versus other market sectors and that yield spreads between high-yield bonds and Treasury securities still offer attractive opportunities. We are monitoring the overall high-yield default rate, which has been quite low in recent years but is now rising. We anticipate some spread tightening over the next few months but believe that returns in the months ahead will come primarily from individual security selection rather than from overall market movement.

The Federal Reserve Board's gradualist approach to interest-rate tightening, as exemplified by its quarter-point rate increase at the end of June, bodes well for the high-yield market, which typically does well in periods of slowly rising interest rates. The expected impact of Y2K concerns on year-end market liquidity, however, is causing us to monitor the fund's portfolio selections with redoubled diligence over the remainder of the year.

We continue to emphasize telecommunications and media based on a favorable earnings outlook. We are also placing less emphasis on industries, such as steel, that depend on global price increases. The recent rise in the price of oil has prompted concerns about a resurgence in global inflation; we think these fears are likely to prove unfounded -- at least in the near term.

We plan to continue to emphasize diversification and securities with attractive yields relative to their risk levels.

The views expressed here are exclusively those of Putnam Management. They are not meant as investment advice. Although the described holdings were viewed favorably as of 6/30/99, there is no guarantee the fund will continue to hold these securities in the future. The lower credit ratings of high-yield corporate bonds reflect a greater possibility that adverse changes in the economy or their issuers may affect their ability to pay principal and interest on the bonds.



Performance summary

This section provides information about your fund's performance, which should always be considered in light of its investment strategy. Putnam High Yield Total Return Fund is designed for investors seeking a combination of high current income and capital appreciation.


TOTAL RETURN FOR PERIODS ENDED 6/30/99

                      Class A           Class B           Class M
(inception dates)    (1/2/97)          (1/2/97)           (1/2/97)
                   NAV      POP      NAV      CDSC      NAV      POP
---------------------------------------------------------------------------
1 year            -7.32%   -11.72%  -8.05%   -12.25%   -7.60%  -10.57%
---------------------------------------------------------------------------
Life of fund       8.86      3.73    6.82      4.24     8.09     4.52
Annual average     3.47      1.48    2.69      1.68     3.17     1.79
---------------------------------------------------------------------------

COMPARATIVE INDEX RETURNS FOR PERIODS ENDED 6/30/99

                    Lehman Bros.     First Boston
                  Corporate Bond   High Yield Bond      Consumer
                       Index            Index          price index
----------------------------------------------------------------------------
1 year                 1.90%            -0.85%            1.96%
----------------------------------------------------------------------------
Life of fund          16.99             16.47             4.79
Annual average         6.49              6.31             1.89
----------------------------------------------------------------------------

Past performance is no assurance of future results. More recent returns may be more or less than those shown. Returns for class A and class M shares reflect the current maximum initial sales charges of 4.75% and 3.25% respectively. Class B share returns for the 1- and life-of-fund periods reflect the applicable contingent deferred sales charge (CDSC), which is 5% in the first year, declines to 1% in the sixth year, and is eliminated thereafter. Performance data reflects an expense limitation currently in effect. Without the expense limitation total returns would have been lower. All returns assume reinvestment of distributions at NAV. Investment return and principal value will fluctuate so that an investor's shares when redeemed may be worth more or less than their original cost.



[GRAPHIC OMITTED: worm chart GROWTH OF A $10,000 INVESTMENT]

GROWTH OF A $10,000 INVESTMENT

Cumulative total return of a $10,000 investment since 1/2/97

                                 First Boston
               Fund's class A     High Yield    Consumer price
Date            shares at POP     Bond Index        index

1/2/97              9,529           10,000          10,000
6/30/97             9,939           10,585          10,107
6/30/98            11,193           11,748          10,277
6/30/99           $10,373          $11,647         $10,479

Footnote reads:
Past performance is no assurance of future results. At the end of the same time period, a $10,000 investment in the fund's class B shares would have been valued at $10,682 ($10,424 with a redemption at the end of the period); a $10,000 investment in the fund's class M shares would have been valued at $10,809 ($10,452 at public offering price).


PRICE AND DISTRIBUTION INFORMATION 12 months ended 6/30/99

                                 Class A      Class B      Class M
------------------------------------------------------------------------------
Distributions (number)             12           12           12
------------------------------------------------------------------------------
Income                           $0.711       $0.635       $0.669
------------------------------------------------------------------------------
Capital gains
  Short-term                      0.008        0.008        0.008
------------------------------------------------------------------------------
  Return of capital*              0.052        0.047        0.049
------------------------------------------------------------------------------
  Total                          $0.771       $0.690       $0.726
------------------------------------------------------------------------------
Share value:                   NAV     POP      NAV      NAV     POP
------------------------------------------------------------------------------
6/30/98                       $8.83   $9.27    $8.73    $8.74   $9.03
------------------------------------------------------------------------------
6/30/99                        7.40    7.77     7.33     7.34    7.59
------------------------------------------------------------------------------
Current return (end of period)
------------------------------------------------------------------------------
Current dividend rate1         9.41%   8.96%    8.68%    9.16%   8.85%
------------------------------------------------------------------------------
Current 30-day SEC yield2      9.31    8.86     8.55     9.06    8.75
------------------------------------------------------------------------------

1 Income portion of most recent distribution, annualized and divided by NAV or POP at end of period.

2 Based on investment income, calculated using SEC guidelines.

* See page 43.



Terms and definitions

Total return shows how the value of the fund's shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Class A shares are generally subject to an initial sales charge.

Class B shares may be subject to a sales charge upon redemption.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no sales charge on redemption.

Net asset value (NAV) is the value of all your fund's assets, minus any liabilities, divided by the number of outstanding shares, not including any initial or contingent deferred sales charge.

Public offering price (POP) is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. POP performance figures shown here assume the 4.75% maximum sales charge for class A shares and 3.25% for class M shares.

Contingent deferred sales charge (CDSC) is a charge applied at the time of the redemption of class B shares and assumes redemption at the end of the period. Your fund's class B CDSC declines from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies.


Comparative benchmarks

Lehman Brothers Corporate Bond Index* is an unmanaged list of publicly issued fixed-income non-convertible securities frequently used as a general measure of the performance of the corporate bond market.

First Boston High Yield Bond Index* is an unmanaged list of lower-rated higher-yielding U.S. corporate bonds.

Consumer price index (CPI) is a commonly used measure of inflation; it does not represent an investment return.

*Securities indexes assume reinvestment of all distributions and interest payments and do not take in account brokerage fees or taxes. Securities in the fund do not match those in the indexes and performance of the fund will differ. It is not possible to invest directly in an index.



A guide to the financial statements

These sections of the report, preceded by the Report of independent accountants, constitute the fund's financial statements.

The fund's portfolio lists all the fund's investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund's net assets and share price is determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the net assets allocated to remarketed preferred shares.)

Statement of operations shows the fund's net investment gain or loss for the reporting period. This is determined by adding up all the fund's earnings -- from dividends and interest income -- and subtracting its operating expenses. This statement also lists any net gain or loss the fund realized on the sales of its holdings and -- for holdings that remain in the portfolio -- any change in unrealized gains or losses over the period.

Statement of changes in net assets shows how the fund's net assets were affected by distributions to shareholders and by changes in the number of the fund's shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund's investment results, per-share distributions, expense ratios, net investment income ratios and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlight table also includes the current reporting period. For open-ended funds, a separate table is provided for each share class.



Report of independent accountants
For the fiscal year ended June 30, 1999

To the Trustees and Shareholders of
Putnam High Yield Total Return Fund

In our opinion, the accompanying statement of assets and liabilities, including the fund's portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Putnam High Yield Total Return Fund (the "fund") at June 30, 1999, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments owned at June 30, 1999 by correspondence with the custodian, provide a reasonable basis for the opinion expressed above.

As discussed in Note 5, the fund merged into Putnam High Yield Trust II on July 12, 1999.


PricewaterhouseCoopers LLP
Boston, Massachusetts
August 12, 1999




The fund's portfolio
June 30, 1999

CORPORATE BONDS AND NOTES (81.5%) (a)
PRINCIPAL AMOUNT                                                                                                     VALUE
Advertising (0.9%)
--------------------------------------------------------------------------------------------------------------------------
     $      145,000  Adams Outdoor Advertising sr. notes 10 3/4s, 2006                                      $      155,150
             50,000  Lamar Advertising Co. sr. sub. notes 9 5/8s, 2006                                              51,250
            280,000  Lamar Advertising Co. company guaranty
                       8 5/8s, 2007                                                                                284,200
            415,000  Outdoor Communications Inc. sr. sub. notes
                       9 1/4s, 2007                                                                                436,788
                                                                                                            --------------
                                                                                                                   927,388

Aerospace and Defense (2.6%)
--------------------------------------------------------------------------------------------------------------------------
            415,000  Argo-Tech Corp. company guaranty 8 5/8s, 2007                                                 383,875
            120,000  Argo-Tech Corp. company guaranty Ser. D,
                       8 5/8s, 2007                                                                                111,000
            130,000  Aviation Sales Co. company guaranty 8 1/8s, 2008                                              122,200
             60,000  BE Aerospace, Inc. sr. sub. notes 9 1/2s, 2008                                                 60,900
            275,000  BE Aerospace, Inc. sr. sub. notes Ser. B, 8s, 2008                                            257,125
            300,000  Burke Industries, Inc. company guaranty 10s, 2007                                             229,500
            440,000  Decrane Aircraft Holdings company guaranty
                       Ser. B, 12s, 2008                                                                           442,200
            250,000  Derlan Industries Ltd. sr. notes 10s, 2007 (Canada)                                           238,750
            235,000  K&F Industries, Inc. sr. sub. notes Ser. B, 9 1/4s, 2007                                      231,475
             40,000  L-3 Communications Corp. sr. sub. notes Ser. B,
                       10 3/8s, 2007                                                                                42,200
            250,000  L-3 Communications Corp. sr. notes 9 1/8s, 2008                                               245,938
            350,000  L-3 Communications Corp. sr. sub. notes 8 1/2s, 2008                                          344,750
                                                                                                            --------------
                                                                                                                 2,709,913

Agriculture (0.3%)
--------------------------------------------------------------------------------------------------------------------------
            323,376  Premium Standard Farms, Inc. sr. sec. notes
                       11s, 2003 (PIK)                                                                             297,506

Automotive (2.7%)
--------------------------------------------------------------------------------------------------------------------------
             60,000  Aftermarket Technology Corp. sr. sub. notes 12s, 2004                                          62,550
            180,000  Dura Operating Corp. 144A sr. sub. notes 9s, 2009                                             172,800
            350,000  Exide Corp. sr. notes 10s, 2005                                                               348,250
            410,000  Federal Mogul Corp. 144A notes 7 1/2s, 2009                                                   378,364
            160,000  Hayes Lemmerz International, Inc. 144A
                       company guaranty 8 1/4s, 2008                                                               152,000
            150,000  Hayes Wheels International, Inc. company guaranty
                       9 1/8s, 2007                                                                                150,750
            250,000  Lear Corp. sub. notes 9 1/2s, 2006                                                            273,125
            140,000  Motors and Gears, Inc. sr. notes Ser. D, 10 3/4s, 2006                                        142,100
            440,000  Navistar International Corp. sr. notes Ser. B, 8s, 2008                                       433,400
            290,000  Oxford Automotive, Inc. company guaranty
                       Ser. D, 10 1/8s, 2007                                                                       290,363
            250,000  Talon Automotive Group sr. sub. notes
                       Ser. B, 9 5/8s, 2008                                                                        215,000
            130,000  Transportation Manufacturing Operations Inc.
                       144A company guaranty 11 1/4s, 2009                                                         130,000
                                                                                                            --------------
                                                                                                                 2,748,702

Basic Industrial Products (0.8%)
--------------------------------------------------------------------------------------------------------------------------
            100,000  Applied Power Inc. sr. sub. notes 8 3/4s, 2009                                                 97,000
            170,000  Insilco Holding Co. sr. disc. notes stepped-coupon
                       zero % (14s, 8/15/03), 2008 (STP)                                                            78,200
            300,000  Neenah Foundry Co. 144A sr. sub. notes
                       11 1/8s, 2007                                                                               295,500
            300,000  Newcor, Inc. company guaranty Ser. B, 9 7/8s, 2008                                            264,000
             50,000  Paragon Corp. Holdings, Inc. company guaranty
                       Ser. B, 9 5/8s, 2008                                                                         29,000
            120,000  Roller Bearing Co. company guaranty Ser. B,
                       9 5/8s, 2007                                                                                111,600
                                                                                                            --------------
                                                                                                                   875,300

Broadcasting (5.0%)
--------------------------------------------------------------------------------------------------------------------------
            260,000  Ackerly Group, Inc. sr. sub. notes Ser. B, 9s, 2009                                           255,450
            510,000  Benedek Communications Corp. sr. disc. notes stepped-
                       coupon zero % (13 1/4s, 5/15/01), 2006 (STP)                                                425,850
            300,000  Capstar Broadcasting sr. disc. notes stepped-coupon
                       zero % (12 3/4s, 2/1/02), 2009 (STP)                                                        253,500
            320,000  Capstar Broadcasting sr. sub. notes 9 1/4s, 2007                                              330,800
             20,000  Central European Media Enterprises Ltd. sr. notes
                       9 3/8s, 2004 (Bermuda)                                                                       17,200
            750,000  Chancellor Media Corp. company guaranty 8s, 2008                                              738,750
             25,000  Citadel Broadcasting, Inc. sr. sub. notes 10 1/4s, 2007                                        26,906
            220,000  Citadel Broadcasting, Inc. company guaranty
                       9 1/4s, 2008                                                                                226,600
            150,000  Comcast UK Cable, Ltd. deb. stepped-coupon
                       zero % (11.2s, 11/15/00), 2007 (Bermuda) (STP)                                              135,000
            300,000  Fox Family Worldwide, Inc. sr. notes 9 1/4s, 2007                                             276,000
            100,000  Globo Communicacoes company guaranty
                       10 1/2s, 2006 (Brazil)                                                                       72,000
            400,000  Globo Communicacoes 144A company guaranty
                       10 1/2s, 2006 (Brazil)                                                                      288,000
            220,000  Granite Broadcasting Corp. sr. sub. notes 8 7/8s, 2008                                        213,400
            250,000  Paramount Communications, Inc. deb. 7 1/2s, 2023                                              230,910
             60,000  Pegasus Communications Corp. sr. notes Ser. B,
                       9 3/4s, 2006                                                                                 58,800
            200,000  Pegasus Media & Communications notes Ser. B,
                       12 1/2s, 2005                                                                               220,000
            150,000  Radio One Inc. company guaranty stepped-coupon
                       Ser. B, 7s, (12s, 5/15/00), 2004 (STP)                                                      156,000
            450,000  RBS Participacoes S.A. 144A company guaranty
                       11s, 2007 (Brazil)                                                                          297,000
            464,000  Spanish Broadcasting Systems sr. notes 12 1/2s, 2002                                          515,040
             30,000  Spanish Broadcasting Systems sr. notes Ser. B,
                       11s, 2004                                                                                    32,400
            270,000  TV Azteca S.A. de C.V. sr. notes 10 1/2s,
                       2007 (Mexico)                                                                               206,550
            200,000  Young Broadcasting Inc. company guaranty
                       Ser. B, 8 3/4s, 2007                                                                        194,000
                                                                                                            --------------
                                                                                                                 5,170,156

Building and Construction (1.4%)
--------------------------------------------------------------------------------------------------------------------------
            160,000  American Architectural Products Corp.
                       company guaranty 11 3/4s, 2007                                                              120,000
             70,000  Atrium Companies Inc. 144A sr. sub. notes
                       10 1/2s, 2009                                                                                68,250
            170,000  Building Materials Corp. company guaranty 8s, 2008                                            158,525
             10,000  Cia Latino Americana 144A company guaranty
                       11 5/8s, 2004 (Argentina)                                                                     5,200
            200,000  Consumers International 144A sr. notes
                       10 1/4s, 2005                                                                               204,000
            340,000  D.R. Horton, Inc. company guaranty 8s, 2009                                                   321,300
            320,000  Grove Holdings LLC deb. stepped-coupon zero %
                       (11 5/8s, 5/1/03), 2009 (STP)                                                                96,000
            160,000  GS Superhighway Holdings sr. notes 9 7/8s, 2004 (China)                                        80,000
             80,000  Jackson Products, Inc. company guaranty Ser. B,
                       9 1/2s, 2005                                                                                 79,000
            130,000  NCI Building Systems 144A sr. sub. notes
                       9 1/4s, 2009                                                                                125,125
            180,000  Toll Corp. company guaranty 8 1/8s, 2009                                                      170,550
                                                                                                            --------------
                                                                                                                 1,427,950

Business Equipment and Services (0.8%)
--------------------------------------------------------------------------------------------------------------------------
            230,000  Cex Holdings, Inc. company guaranty Ser. B,
                       9 5/8s, 2008                                                                                216,200
            275,000  Iron Mountain, Inc. company guaranty 8 3/4s, 2009                                             271,563
            160,000  Pierce Leahy Corp. sr. sub. notes 11 1/8s, 2006                                               177,600
             30,000  United Stationer Supply, Inc. sr. sub. notes
                       8 3/8s, 2008                                                                                 28,575
            210,000  U.S. Office Products Co. company guaranty
                       9 3/4s, 2008                                                                                139,650
                                                                                                            --------------
                                                                                                                   833,588

Cable Television (4.0%)
--------------------------------------------------------------------------------------------------------------------------
            650,000  Acme Television sr. disc. notes stepped-coupon zero %
                       (10 7/8s, 9/30/00), 2004 (STP)                                                              539,500
            130,000  Adelphia Communications Corp. sr. notes Ser. B,
                       9 7/8s, 2007                                                                                135,850
            150,000  Adelphia Communications Corp. sr. notes Ser. B,
                       8 3/8s, 2008                                                                                144,000
             70,000  Century Communications Corp. sr. notes 8 7/8s, 2007                                            70,000
            160,000  Century Communications Corp. sr. notes 8 3/4s, 2007                                           158,400
            550,000  Charter Communications Holdings LLC 144A
                       sr. disc. notes stepped-coupon zero %
                       (9.92s, 4/1/04), 2011 (STP)                                                                 341,000
            440,000  Charter Communications Holdings LLC 144A
                       sr. notes 8 5/8s, 2009                                                                      421,300
            350,000  CSC Holdings, Inc. sr. sub. deb. 10 1/2s, 2016                                                402,500
            190,000  CSC Holdings, Inc. sr. sub. deb. 9 7/8s, 2013                                                 205,200
             60,000  CSC Holdings, Inc. deb. 7 7/8s, 2018                                                           57,112
            335,000  Diamond Cable Communication Co. sr. disc. notes
                       stepped-coupon zero % (11 3/4s, 12/15/00), 2005
                       (United Kingdom) (STP)                                                                      298,988
            385,000  Diamond Cable Communication Co. sr. disc. notes
                       stepped-coupon zero % (10 3/4s, 2/15/02), 2007
                       (United Kingdom) (STP)                                                                      298,856
            410,000  Lenfest Communications, Inc. sr. sub. notes
                       8 1/4s, 2008                                                                                416,150
            210,000  NTL Communications Corp. sr. notes Ser. B,
                       11 1/2s, 2008                                                                               229,950
            230,000  NTL Inc. sr. notes, stepped-coupon Ser. B, zero %
                       (9 3/4s, 4/1/03), 2008 (STP)                                                                154,100
            100,000  Supercanal Holdings S.A. 144A sr. notes
                       11 1/2s, 2005 (Argentina) (NON)                                                              51,000
            250,000  TeleWest Communications PLC 144A sr. disc. notes
                       stepped-coupon zero % (9 1/4, 4/15/04) 2009
                       (United Kingdom) (STP)                                                                      167,500
                                                                                                            --------------
                                                                                                                 4,091,406

Chemicals (2.4%)
--------------------------------------------------------------------------------------------------------------------------
            255,000  Geo Specialty Chemicals, Inc. sr. sub. notes
                       10 1/8s, 2008                                                                               246,075
            490,000  Huntsman ICI Chemicals Inc. 144A sr. sub. notes
                       10 1/8s, 2009                                                                               494,900
            130,000  Huntsman Corp. 144A sr. sub. notes 9 1/2s, 2007                                               122,850
            220,000  Lyondell Petrochemical Co. 144A sr. sub. notes
                       10 7/8s, 2009                                                                               227,700
            640,000  Lyondell Petrochemical Co. 144A sec. notes
                       9 7/8s, 2007                                                                                652,000
            250,000  PCI Chemicals & Pharmaceuticals company guaranty
                       9 1/4s, 2007 (India)                                                                        212,500
             73,857  Polytama International notes 11 1/4s, 2007 (Indonesia)                                         13,294
            180,000  Royster-Clark Inc. 144A 1st mtge. 10 1/4s, 2009                                               178,200
            140,000  Scotts Co 144A sr. sub. notes 8 5/8s, 2009                                                    137,900
            400,000  Sterling Chemicals Holdings sr. disc. notes stepped-
                       coupon zero % (13 1/2s, 8/15/01), 2008 (STP)                                                120,000
            160,000  Trikem S.A. 144A bonds 10 5/8s, 2007 (Brazil)                                                  91,200
                                                                                                            --------------
                                                                                                                 2,496,619

Computer Services and Software (2.0%)
--------------------------------------------------------------------------------------------------------------------------
             20,000  Concentric Network Corp. sr. notes 12 3/4s, 2007                                               20,900
          1,230,000  IPC Information Systems sr. disc. notes stepped-coupon
                       zero % (10 7/8s, 11/1/01), 2008 (STP)                                                       916,350
            220,000  PSINet, Inc. sr. notes 11 1/2s, 2008                                                          231,000
            120,000  PSINet, Inc. sr. notes Ser. B, 10s, 2005                                                      119,400
            500,000  Unisys Corp. sr. notes 11 3/4s, 2004                                                          555,000
            120,000  Verio Inc. sr. notes 11 1/4s, 2008                                                            125,400
             90,000  Verio Inc. sr. notes 10 3/8s, 2005                                                             90,900
                                                                                                            --------------
                                                                                                                 2,058,950

Conglomerates (0.2%)
--------------------------------------------------------------------------------------------------------------------------
            220,000  Axia, Inc. company guaranty 10 3/4s, 2008                                                     216,700

Consumer Durable Goods (2.3%)
--------------------------------------------------------------------------------------------------------------------------
            175,000  Albecca Inc. company guaranty 10 3/4s, 2008                                                   145,250
             10,000  Hedstrom Holdings, Inc. 144A sr. disc. notes stepped-
                       coupon zero % (12s, 6/1/02), 2009 (STP)                                                       4,400
            170,000  Iron Age Corp. company guaranty 9 7/8s, 2008                                                  127,500
          1,260,000  Iron Age Holdings Corp. sr. disc. notes stepped-coupon
                       zero % (12 1/8s, 5/1/03), 2009 (STP)                                                        365,400
            530,000  Samsonite Corp. sr. sub. notes 10 3/4s, 2008                                                  426,650
             50,000  Sealy Mattress Co. company guaranty stepped-coupon
                       Ser. B, zero % (10 7/8s, 12/15/02), 2007 (STP)                                               32,750
            470,000  Sealy Mattress Co. sr. sub. notes Ser. B, 9 7/8s, 2007                                        462,363
            750,000  Signature Brands Ltd. sr. sub. notes 13s, 2002 (Canada)                                       825,000
                                                                                                            --------------
                                                                                                                 2,389,313

Consumer Non Durables (1.4%)
--------------------------------------------------------------------------------------------------------------------------
            360,000  French Fragrances, Inc. sr. notes Ser. B, 10 3/8s, 2007                                       367,200
            210,000  Fruit of the Loom 144A company guaranty
                       8 7/8s, 2006                                                                                181,650
            290,000  Guess Jeans, Inc. sr. sub. notes 9 1/2s, 2003                                                 291,450
            110,000  Revlon Consumer Products sr. notes 9s, 2006                                                   108,625
            500,000  Revlon Consumer Products sr. sub. notes 8 5/8s, 2008                                          472,500
                                                                                                            --------------
                                                                                                                 1,421,425

Consumer Services (0.9%)
--------------------------------------------------------------------------------------------------------------------------
            670,000  Coinmach Corp. sr. notes Ser. D, 11 3/4s, 2005                                                721,925
            125,000  FRD Acquisition Co. sr. notes Ser. B, 12 1/2s, 2004                                           120,625
             70,000  Protection One, Inc. sr. disc. notes 13 5/8s, 2005                                             78,400
                                                                                                            --------------
                                                                                                                   920,950

Electric Utilities (2.2%)
--------------------------------------------------------------------------------------------------------------------------
            275,000  AES China Generating Co. sr. notes
                       10 1/8s, 2006 (China)                                                                       170,500
            260,000  AES Corp. sr. notes 9 1/2s, 2009                                                              266,500
            175,000  Calpine Corp. sr. notes 10 1/2s, 2006                                                         185,500
            260,000  Calpine Corp. sr. notes 7 7/8s, 2008                                                          245,700
            750,000  Midland Funding II Corp. deb. Ser. A, 11 3/4s, 2005                                           859,740
            113,333  Northeast Utilities System notes Ser. B, 8.38s, 2005                                          112,830
            150,000  Panda Global Energy Co. company guaranty
                       12 1/2s, 2004 (China)                                                                        81,000
            400,000  York Power Funding 144A notes 12s, 2007
                       (Cayman Islands)                                                                            400,000
                                                                                                            --------------
                                                                                                                 2,321,770

Electronics and Electrical Equipment (1.5%)
--------------------------------------------------------------------------------------------------------------------------
            500,000  Amkor Technologies, Inc. 144A sr. notes 9 1/4s, 2006                                          486,250
             35,000  DII Group, Inc. (The) sr. sub. notes 8 1/2s, 2007                                              34,475
            200,000  Flextronics International Ltd. sr. sub. notes Ser. B,
                       8 3/4s, 2007                                                                                199,000
             45,000  HCC Industries, Inc. company guaranty 10 3/4s, 2007                                            40,950
            400,000  Metromedia Fiber Network, Inc. sr. notes
                       Ser. B, 10s, 2008                                                                           411,000
            100,000  Moog, Inc. sr. sub. notes Ser. B, 10s, 2006                                                   104,000
             70,000  Viasystems, Inc. sr. sub notes 9 3/4s, 2007                                                    61,250
            190,000  Viasystems, Inc. sr. notes Ser. B, 9 3/4s, 2007                                               166,250
             60,000  Wavetek Corp. company guaranty 10 1/8s, 2007                                                   52,800
                                                                                                            --------------
                                                                                                                 1,555,975

Entertainment (2.2%)
--------------------------------------------------------------------------------------------------------------------------
            250,000  AMC Entertainment, Inc. sr. sub. notes 9 1/2s, 2009                                           240,000
            250,000  Aztar Corp. sr. sub. notes 13 3/4s, 2004                                                      270,000
            430,000  Diva Systems Corp. sr. disc. notes, stepped-coupon
                       Ser. B, zero % (12 5/8s, 3/1/03), 2008 (STP)                                                124,700
            420,000  ITT Corp. notes 6 3/4s, 2005                                                                  384,451
            170,000  Premier Parks, Inc. sr. notes 9 3/4s, 2007                                                    171,700
            100,000  Premier Parks, Inc. sr. notes 9 1/4s, 2006                                                     99,000
            170,000  SFX Entertainment, Inc. company guaranty
                       9 1/8s, 2008                                                                                164,900
             50,000  SFX Entertainment, Inc. 144A company guaranty
                       Ser. B, 9 1/8s, 2008                                                                         48,750
             90,000  Silver Cinemas, Inc. sr. sub. notes 10 1/2s, 2005                                              40,500
            360,000  Six Flags Corp. sr. notes 8 7/8s, 2006                                                        358,200
            400,000  United Artists Theatre sr. sub. notes 9 3/4s, 2008                                            308,000
             99,500  United Artists Theatre bank term loan Ser. C,
                       8.688s, 2007                                                                                 95,271
                                                                                                            --------------
                                                                                                                 2,305,472

Environmental Control (0.5%)
--------------------------------------------------------------------------------------------------------------------------
            540,000  Allied Waste Industries, Inc. company guaranty
                       Ser. B, 7 7/8s, 2009                                                                        500,850

Food and Beverages (2.3%)
--------------------------------------------------------------------------------------------------------------------------
            580,000  Aurora Foods, Inc. sr. sub. notes Ser. B, 9 7/8s, 2007                                        601,750
            500,000  Doane Pet Care Co. sr. sub. notes 9 3/4s, 2007                                                505,000
            295,000  RAB Enterprises, Inc. company guaranty 10 1/2s, 2005                                          185,850
            100,000  RAB Holdings, Inc. sr. notes 13s, 2008                                                         44,000
            200,000  Southland Corp. deb. Ser. A, 4 1/2s, 2004                                                     170,000
            500,000  Star Markets Co. sr. sub. notes 13s, 2004                                                     542,500
            220,000  Triarc Consumer Products, Inc. 144A sr. sub. notes
                       10 1/4s, 2009                                                                               213,400
            170,000  Vlassic Foods Intl. Inc. 144A sr. sub. notes 10 1/4s, 2009                                    167,663
                                                                                                            --------------
                                                                                                                 2,430,163

Gaming (2.2%)
--------------------------------------------------------------------------------------------------------------------------
            220,000  Argosy Gaming Co. 144A sr. sub. notes 10 3/4s, 2009                                           224,400
            200,000  Autotote Corp. company guaranty Ser. B,
                       10 7/8s, 2004                                                                               208,000
            210,000  Boyd Gaming Corp. sr. sub. notes 9 1/2s, 2007                                                 207,900
             50,000  Circus Circus Enterprises, Inc. deb. 7s, 2036                                                  45,558
            100,000  Circus Circus Enterprises, Inc. sr. notes 6.45s, 2006                                          91,096
            120,000  Fitzgeralds Gaming Corp. company guaranty Ser. B,
                       12 1/4s, 2004 (In default) (NON)                                                             66,600
            110,000  Harrahs Entertainment, Inc. company guaranty
                       7 1/2s, 2009                                                                                106,605
            330,000  Hollywood Casino Corp. 144A sec. notes
                       11 1/4s, 2007                                                                               330,000
            140,000  Hollywood Park, Inc. company guaranty Ser. B,
                       9 1/4s, 2007                                                                                137,550
            100,000  Isle of Capri Black Hawk LLC 144A 1st mortgage
                       Ser. B, 13s, 2004                                                                           111,000
            230,000  Mohegan Tribal Gaming, Auth. sr. sub. notes
                       8 3/4s, 2009                                                                                226,550
            170,000  Park Place Entertainment sr. sub. notes 7 7/8s, 2005                                          161,500
            120,000  Riviera Black Hawk 144A 1st mtge. 13s, 2005                                                   122,400
             25,000  Trump A.C. 1st mtge. 11 1/4s, 2006                                                             22,375
            190,000  Trump Castle Funding 144A sub. notes
                       10 1/4s, 2003                                                                               192,390
                                                                                                            --------------
                                                                                                                 2,253,924

Health Care (2.8%)
--------------------------------------------------------------------------------------------------------------------------
             60,000  Columbia/HCA Healthcare Corp. deb. 8.36s, 2024                                                 56,446
            250,000  Columbia/HCA Healthcare Corp. notes
                       7 1/4s, 2008                                                                                226,568
            260,000  Columbia/HCA Healthcare Corp. med term notes
                       6.63s, 2045                                                                                 243,386
            310,000  Extendicare Health Services, Inc. company guaranty
                       9.35s, 2007                                                                                 230,950
             90,000  Hudson Respiratory Care, Inc. sr. sub. notes
                       9 1/8s, 2008                                                                                 80,550
            270,000  Integrated Health Services, Inc. sr. sub. notes Ser. A,
                       9 1/2s, 2007                                                                                195,750
            165,000  Integrated Health Services, Inc. sr. sub. notes Ser. A,
                       9 1/4s, 2008                                                                                118,388
             90,000  Mariner Post-Acute Network, Inc. sr. sub. notes stepped-
                       coupon Ser. B, zero % (10 1/2s, 11/1/02), 2007 (STP)                                         10,800
            305,000  Mariner Post-Acute Network, Inc. sr. sub. notes
                       Ser. B, 9 1/2s, 2007                                                                         51,850
            150,000  MedPartners, Inc. sr. sub. notes 6 7/8s, 2000                                                 140,250
            550,000  Multicare Cos., Inc. sr. sub. notes 9s, 2007                                                  374,000
            250,000  Quorum Health Group, Inc. sr. sub. notes 8 3/4s, 2005                                         242,500
          1,035,000  Sun Healthcare Group, Inc. sr. sub. notes Ser. B,
                       9 1/2s, 2007 (In default) (NON)                                                             155,250
            140,000  Sun Healthcare Group, Inc. 144A sr. sub. notes
                       9 3/8s, 2008 (In default) (NON)                                                              21,000
             55,000  Tenet Healthcare Corp. sr. sub. notes 8 5/8s, 2007                                             53,625
            500,000  Tenet Healthcare Corp. sr. notes Ser. B, 8 1/8s, 2008                                         470,000
             80,000  Tenet Healthcare Corp. sr. notes 8s, 2005                                                      77,600
            155,000  Triad Hospitals Holdings 144A sr. sub. notes 11s, 2009                                        157,325
                                                                                                            --------------
                                                                                                                 2,906,238

Insurance and Finance (4.1%)
--------------------------------------------------------------------------------------------------------------------------
            375,000  Aames Financial Corp. sr. notes 9 1/8s, 2003                                                  262,500
            100,000  Advanta Corp. company guaranty Ser. B, 8.99s, 2026                                             67,000
            420,000  Advanta Corp. med-term notes Ser. D, 6.92s, 2002                                              373,199
            100,000  AMRESCO, Inc. sr. sub. notes Ser. 98-A, 9 7/8s, 2005                                           77,000
            140,000  Capital One Financial Corp. notes 7 1/8s, 2008                                                133,949
            100,000  Colonial Capital II 144A company guaranty
                       8.92s, 2027                                                                                  93,525
            320,000  Contifinancial Corp. sr. notes 8 3/8s, 2003                                                   275,200
            140,000  Contifinancial Corp. sr. notes 8 1/8s, 2008                                                   120,400
            160,000  Contifinancial Corp. sr. notes 7 1/2s, 2002                                                   120,000
             15,000  CSBI Capital Trust I 144A company guaranty
                       11 3/4s, 2027                                                                                16,050
            320,000  Delta Financial Corp. sr. notes 9 1/2s, 2004                                                  275,200
             10,000  Dime Capital Trust I bank guaranty Ser. A, 9.33s, 2027                                         10,402
            110,000  Greenpoint Capital Trust I company guaranty
                       9.1s, 2027                                                                                  110,660
            310,000  Green Tree Acceptance Corp. sr. sub. notes
                       10 1/4s, 2002                                                                               325,733
            150,000  Imperial Credit Capital Trust I 144A company
                       guaranty 10 1/4s, 2002                                                                      121,500
            400,000  Imperial Credit Industries, Inc. sr. notes 9 7/8s, 2007                                       316,000
            410,000  Nationwide Credit Inc. sr. notes Ser. A, 10 1/4s, 2008                                        278,800
             25,000  Ocwen Capital Trust I company guaranty
                       10 7/8s, 2027                                                                                19,500
            420,000  Ocwen Financial Corp. notes 11 7/8s, 2003                                                     396,900
             25,000  Provident Capital Trust company guaranty 8.6s, 2026                                            24,152
             50,000  PRT Funding Corp. sr. notes 11 5/8s,
                       2004 (In default) (NON)                                                                      22,500
            320,000  RBF Finance 144A company guaranty 11 3/8s, 2009                                               331,200
             40,000  RBF Finance 144A company guaranty 11s, 2006                                                    41,200
            320,000  Resource America Inc. 144A sr. notes 12s, 2004                                                292,800
            110,000  Sovereign Capital Trust company guaranty 9s, 2027                                             106,216
             10,000  Webster Capital Trust I 144A bonds 9.36s, 2027                                                  9,790
                                                                                                            --------------
                                                                                                                 4,221,376

Lodging (0.6%)
--------------------------------------------------------------------------------------------------------------------------
            140,000  Epic Resorts LLC company guaranty Ser. B, 13s, 2005                                           128,800
            575,000  HMH Properties, Inc. company guaranty
                       Ser. B, 7 7/8s, 2008                                                                        527,563
                                                                                                            --------------
                                                                                                                   656,363

Medical Supplies and Devices (0.6%)
--------------------------------------------------------------------------------------------------------------------------
            260,000  ALARIS Medical Systems, Inc. company guaranty
                       9 3/4s, 2006                                                                                257,400
            185,000  Leiner Health Products sr. sub. notes 9 5/8s, 2007                                            177,600
            150,000  Mediq, Inc. deb. stepped-coupon zero %
                       (13s, 6/1/03), 2009 (STP)                                                                    57,000
            170,000  Mediq, Inc. company guaranty 11s, 2008                                                        132,600
                                                                                                            --------------
                                                                                                                   624,600

Metals and Mining (2.5%)
--------------------------------------------------------------------------------------------------------------------------
             40,000  AK Steel Corp. 144A sr. notes 7 7/8s, 2009                                                     38,400
            420,000  Ameristeel Corp. company guaranty Ser. B,
                       8 3/4s, 2008                                                                                421,050
             90,000  Armco, Inc. sr. notes 8 7/8s, 2008                                                             91,350
            190,000  Lodestar Holdings, Inc. company guaranty
                       11 1/2s, 2005                                                                               144,400
            320,000  National Steel Corp. 1st mtge. Ser. D, 9 7/8s, 2009                                           326,400
            450,000  Oregon Steel Mills 1st mtge. 11s, 2003                                                        461,250
            250,000  UCAR Global Enterprises sr. sub. notes
                       Ser. B, 12s, 2005                                                                           265,000
            230,000  WCI Steel, Inc. sr. notes Ser. B, 10s, 2004                                                   234,025
            250,000  Weirton Steel Co. sr. notes 11 3/8s, 2004                                                     245,000
            265,000  Wheeling-Pittsburgh Steel Corp. sr. notes
                       9 1/4s, 2007                                                                                254,400
            120,000  WHX Corp. sr. notes 10 1/2s, 2005                                                             115,800
                                                                                                            --------------
                                                                                                                 2,597,075

Oil and Gas (5.2%)
--------------------------------------------------------------------------------------------------------------------------
            100,000  Belco Oil & Gas Corp. company guaranty
                       Ser. B, 10 1/2s, 2006                                                                       104,250
            300,000  Belco Oil & Gas Corp. sr. sub. notes Ser. B,
                       8 7/8s, 2007                                                                                294,750
            100,000  Benton Oil & Gas Co. sr. notes 11 5/8s, 2003                                                   73,000
             20,000  Benton Oil & Gas Co. sr. notes 9 3/8s, 2007                                                    13,000
            200,000  Cliffs Drilling Co. company guaranty Ser. D,
                       10 1/4s, 2003                                                                               190,000
            500,000  CMS Energy Corp. pass-through certificates 7s, 2005                                           477,800
            210,000  CMS Energy Corp. sr. notes Ser. B, 6 3/4s, 2004                                               201,762
             95,000  Eagle Geophysical, Inc. company guaranty Ser. B,
                       10 3/4s, 2008                                                                                52,250
             80,000  Flores & Rucks, Inc. sr. sub. notes 9 3/4s, 2006                                               82,300
             30,000  Gothic Energy Corp. sr. disc. notes, stepped-coupon
                       Ser. B, zero % (14 1/8s, 5/1/03), 2006 (STP)                                                 10,500
            270,000  Gothic Production Corp. company guaranty
                       Ser. B, 11 1/8s, 2005                                                                       229,500
            310,000  Gulf Canada Resources, Ltd. sr. notes
                       8 3/8s, 2005 (Canada)                                                                       305,750
            140,000  HS Resources, Inc. sr. sub. notes Ser. B, 9 1/4s, 2006                                        138,600
             90,000  Leviathan Gas Corp.144A sr. sub. notes 10 3/8s, 2009                                           92,700
            590,000  Ocean Energy, Inc. company guaranty Ser. B,
                       8 7/8s, 2007                                                                                581,150
            180,000  Ocean Energy, Inc. company guaranty Ser. B,
                       8 3/8s, 2008                                                                                173,700
            210,000  R & B Falcon Corp. 144A sr. notes 12 1/4s, 2006                                               217,350
            340,000  RAM Energy Inc. sr. notes 11 1/2s, 2008                                                       181,050
            300,000  Seven Seas Petroleum sr. notes Ser. B, 12 1/2s, 2005                                          153,000
            795,000  Snyder Oil Corp. sr. sub. notes 8 3/4s, 2007                                                  787,050
            210,000  Stone Energy Corp. company guaranty 8 3/4s, 2007                                              212,625
            210,000  Triton Energy Ltd. sr. notes 9 1/4s, 2005                                                     205,040
            210,000  Triton Energy Ltd. sr. notes 8 3/4s, 2002                                                     208,005
            360,000  Vintage Petroleum sr. sub. notes 9 3/4s, 2009                                                 369,000
             50,000  XCL Ltd. 144A company guaranty 13 1/2s, 2004                                                   31,000
                                                                                                            --------------
                                                                                                                 5,385,132

Packaging and Containers (2.0%)
--------------------------------------------------------------------------------------------------------------------------
            250,000  AEP Industries, Inc. sr. sub. notes 9 7/8s, 2007                                              250,000
             40,000  Owens-Illinois, Inc. deb. 7.8s, 2018                                                           37,619
            300,000  Owens-Illinois, Inc. sr. notes 7.35s, 2008                                                    283,116
            220,000  Packaging Corp. 144A sr. sub. notes 9 5/8s, 2009                                              222,200
            234,504  Packaging Corp. Term Loan C, 6s, 2008                                                         233,754
             80,000  Radnor Holdings Inc. sr. notes 10s, 2003                                                       84,000
            400,000  Riverwood International Corp. company guaranty
                       10 7/8s, 2008                                                                               388,000
            450,000  Riverwood International Corp. company guaranty
                       10 5/8s, 2007                                                                               459,000
            100,000  Riverwood International Corp. company guaranty
                       10 1/4s, 2006                                                                               101,000
                                                                                                            --------------
                                                                                                                 2,058,689

Paper and Forest Products (0.9%)
--------------------------------------------------------------------------------------------------------------------------
            125,000  APP Finance II Mauritius Ltd. bonds stepped-coupon
                       12s, (16s, 2/15/04), 2049 (Indonesia) (STP)                                                  82,500
             20,000  Boise Cascade Co. med. term notes Ser.  A, 7.43s, 2005                                         18,836
            300,000  Huntsman Packaging Corp. company guaranty
                       9 1/8s, 2007                                                                                294,000
             90,000  Impac Group Inc. company guaranty Ser. B,
                       10 1/8s, 2008                                                                                85,500
            240,000  Pacifica Papers, Inc. 144A sr. notes 10s,
                       2009 (Canada)                                                                               247,200
             80,000  Republic Group, Inc. sr. sub. notes 9 1/2s, 2008                                               78,400
            130,000  Tembec Industries, Inc. company guaranty 8 5/8s,
                       2009 (Canada)                                                                               128,700
                                                                                                            --------------
                                                                                                                   935,136

Pharmaceuticals (0.2%)
--------------------------------------------------------------------------------------------------------------------------
             90,000  Biovail Corp. International sr. notes 10 7/8s, 2005                                            93,600
            135,000  ICN Pharmaceuticals, Inc. 144A sr. notes 9 1/4s, 2005                                         136,181
                                                                                                            --------------
                                                                                                                   229,781

Photography (--%)
--------------------------------------------------------------------------------------------------------------------------
             30,000  PX Escrow Corp. sr. disc. notes stepped-coupon zero %
                       (9 5/8s, 2/1/02), 2006 (STP)                                                                 18,300

Publishing (1.2%)
--------------------------------------------------------------------------------------------------------------------------
            225,000  Affinity Group Holdings sr. notes 11s, 2007                                                   218,250
            130,000  American Media Operation, Inc. 144A sr. sub. notes
                       10 1/4s, 2009                                                                               131,300
            500,000  Garden State Newspapers 144A sr. sub. notes
                       8 5/8s, 2011                                                                                467,500
            350,000  Hollinger International Publishing, Inc. company
                       guaranty 9 1/4s, 2007                                                                       357,875
             60,000  Perry-Judd company guaranty 10 5/8s, 2007                                                      60,000
             45,464  Von Hoffman Press, Inc. 144A sr. sub. notes
                       13 1/2s, 2009                                                                                43,418
             10,000  Von Hoffman Press, Inc. 144A sr. sub. notes
                       10 3/8s, 2007                                                                                10,000
                                                                                                            --------------
                                                                                                                 1,288,343

Retail (1.0%)
--------------------------------------------------------------------------------------------------------------------------
            330,000  Home Interiors & Gifts, Inc. company guaranty
                       10 1/8s, 2008                                                                               326,700
            100,000  K mart Corp. med. term notes 7.55s, 2004                                                       95,081
            310,000  Mothers Work, Inc. sr. notes 12 5/8s, 2005                                                    320,850
            130,000  NBTY Inc. 144A sr. sub. notes 8 5/8s, 2007                                                    112,125
            220,000  North Atlantic Trading Co. company guaranty
                       Ser. B, 11s, 2004                                                                           223,300
                                                                                                            --------------
                                                                                                                 1,078,056

Satellite Services (0.2%)
--------------------------------------------------------------------------------------------------------------------------
            210,000  Golden Sky Systems company guaranty Ser. B,
                       12 3/8s, 2006                                                                               233,100

Semiconductors (0.6%)
--------------------------------------------------------------------------------------------------------------------------
            276,720  Fairchild Semiconductor Corp. 144A sr. sub. notes
                       11.74s, 2008 (PIK)                                                                          269,802
            350,000  Fairchild Semiconductor Corp. sr. sub. notes
                       10 1/8s, 2007                                                                               339,500
                                                                                                            --------------
                                                                                                                   609,302

Specialty Consumer Products (0.7%)
--------------------------------------------------------------------------------------------------------------------------
            415,000  Decora Industries, Inc. sr. sec. notes Ser. B, 11s, 2005                                      398,400
             10,000  William Carter Holdings Co. sr. sub. notes
                       Ser. A, 12s, 2008                                                                            10,300
            290,000  William Carter Holdings Co. sr. sub. notes Ser. A,
                       10 3/8s, 2006                                                                               295,800
                                                                                                            --------------
                                                                                                                   704,500

Telecommunications (18.4%)
--------------------------------------------------------------------------------------------------------------------------
            890,000  21st Century Telecom Group, Inc. sr. disc. notes stepped-
                       coupon zero % (12 1/4s, 2/15/03), 2008 (STP)                                                391,600
            510,000  Allbritton Communications Co. sr. sub. notes
                       Ser. B, 8 7/8s, 2008                                                                        490,875
            390,000  Allegiance Telecom, Inc. sr. disc. notes stepped-coupon
                       Ser. B, zero % (11 3/4s, 2/15/03), 2008 (STP)                                               240,825
            250,000  Barak I.T.C. sr. disc. notes stepped-coupon Ser. B, zero %
                       (12 1/2s, 11/15/02), 2007 (Israel) (STP)                                                    142,500
             90,000  Bestel S.A.de C.V. sr. disc. notes stepped-coupon zero %
                       (12 3/4s, 5/15/03), 2005 (Mexico) (STP)                                                      57,600
            400,000  Birch Telecommunications, Inc. sr. notes 14s, 2008                                            382,000
            450,000  BTI Telecom Corp. sr. notes 10 1/2s, 2007                                                     387,000
            700,000  Call-Net Enterprises, Inc. sr. disc. notes stepped-coupon
                       zero % (10.8s, 5/15/04), 2009 (Canada) (STP)                                                385,000
            110,000  Call-Net Enterprises, Inc. sr. disc. notes stepped-coupon
                       zero % (9.27s, 8/15/02), 2007 (Canada) (STP)                                                 69,850
            455,000  Call-Net Enterprises, Inc. sr. disc. notes stepped-coupon
                       zero % (8.94s, 8/15/03), 2008 (Canada) (STP)                                                253,663
            200,000  Call-Net Enterprises, Inc. sr. notes 8s, 2008 (Canada)                                        178,000
            140,000  CapRock Communications Corp. sr. notes
                       Ser. B, 12s, 2008                                                                           144,200
            220,000  CapRock Communications Corp. 144A sr. notes
                       11 1/2s, 2009                                                                               222,200
            120,000  Celcaribe S.A. sr. notes stepped-coupon zero %
                       (13 1/2s, 3/15/04), 2004 (Colombia) (STP)                                                   104,400
            230,000  CellNet Data Systems, Inc. sr. disc. notes stepped-coupon
                       zero % (14s, 10/1/02), 2007 (STP)                                                            87,400
            200,000  Colt Telecommunications Group PLC sr. disc. notes stepped-coupon zero %, (12s, 12/15/01), 2006
                       (United Kingdom) (STP)                                                                      165,000
             35,000  Conecel Holdings 144A notes Ser. A, 14s, 2000 (In default) (NON)                                4,550
            780,000  Covad Communications Group, Inc. sr. disc. notes
                       stepped-coupon Ser. B, zero % (13 1/2s, 03/15/03),
                       2008 (STP)                                                                                  427,050
            150,000  Covad Communications Group Inc. sr. notes
                       12 1/2s, 2009                                                                               144,375
            450,000  Dobson Communications Corp. sr. notes
                       11 3/4s, 2007                                                                               472,500
          1,010,000  DTI Holdings Inc. sr. disc. notes, stepped-coupon
                       Ser. B, zero % (12 1/2s, 03/01/03), 2008 (STP)                                              368,650
            420,000  Econophone, Inc. 144A notes stepped-coupon zero %
                       (11s, 2/15/03), 2008 (STP)                                                                  218,400
            100,000  Esprit TeleCom Group PLC sr. notes 11 1/2s, 2007
                       (United Kingdom)                                                                            105,000
             50,000  Exodus Communications, Inc. 144A sr. notes
                       11 1/4s, 2008                                                                                52,125
             35,000  Facilicom International sr. notes Ser. B, 10 1/2s, 2008                                        27,300
            550,000  Firstworld Communication Corp. sr. disc. notes stepped-
                       coupon zero % (13, 4/15/03), 2008 (STP)                                                     286,000
          1,000,000  Focal Communications Corp. sr. disc. notes, stepped-coupon
                       Ser. B, zero % (12 1/8s, 02/15/03), 2008 (STP)                                              550,000
            360,000  Global Crossing Holdings, Ltd. company guaranty
                       9 5/8s, 2008                                                                                388,800
            250,000  GST Equipment Funding sr. notes 13 1/4s, 2007                                                 270,000
            765,000  GST Telecommunications, Inc. company guaranty stepped-
                       coupon zero % (13 7/8s, 15/15/00), 2005 (STP)                                               623,475
            110,000  GST Telecommunications, Inc. 144A sr. disc. notes
                       stepped-coupon zero % (10 1/2s, 5/1/03), 2008 (STP)                                          62,150
            115,000  Hyperion Telecommunications Corp., Inc. sr. notes
                       Ser. B, 12 1/4s, 2004                                                                       120,750
            440,000  Hyperion Telecommunications Corp., Inc. 144A
                       sr. sub. notes 12s, 2007                                                                    444,400
            700,000  ICG Communications, Inc. sr. disc. notes stepped-coupon
                       zero % (10s, 02/15/03), 2008 (STP)                                                          378,000
            550,000  ICG Services, Inc. sr. disc. notes stepped-coupon zero %
                       (9 7/8s, 5/1/03), 2008 (STP)                                                                291,500
            235,000  Intelcom Group (USA), Inc. company guaranty stepped-
                       coupon zero % (12 1/2s, 5/1/01), 2006 (STP)                                                 188,000
            630,000  Intermedia Communications, Inc. sr. disc. notes stepped-
                       coupon Ser. B, zero % (11 1/4s, 7/15/02), 2007 (STP)                                        447,300
             20,000  Intermedia Communications, Inc. sr. notes Ser. B,
                       8 1/2s, 2008                                                                                 18,350
            790,000  International Cabletel, Inc. sr. notes stepped-coupon
                       Ser. B, zero % (11 1/2s, 2/01/01), 2006 (STP)                                               687,300
            800,000  KMC Telecom Holdings, Inc. sr. disc. notes stepped-
                       coupon zero % (12 1/2s, 2/15/03), 2008 (STP)                                                420,000
            160,000  KMC Telecommunications 144A sr. notes 13 1/2s, 2009                                           159,200
            360,000  Knology Holdings, Inc. sr. disc. notes stepped-coupon
                       zero %, (11 7/8s, 10/15/02), 2007 (STP)                                                     208,800
            225,000  Logix Communications Enterprises sr. notes
                       12 1/4s, 2008                                                                               202,500
            100,000  Long Distance International, Inc. sr. notes
                       12 1/4s, 2008                                                                                67,750
            250,000  McCaw International Ltd sr. disc. notes stepped-coupon
                       zero % (13s, 4/15/02), 2007 (STP)                                                           147,500
             60,000  McLeodUSA, Inc. 144A sr. notes 8 1/8s, 2009                                                    55,800
             30,000  MetroNet Communications Corp. sr. notes
                       12s, 2007 (Canada)                                                                           34,200
             25,000  MetroNet Communications Corp. sr. disc. notes
                       stepped-coupon zero % (10 3/4s, 11/1/02), 2007
                       (Canada) (STP)                                                                               19,500
            390,000  MetroNet Communications Corp. 144A sr. notes
                       10 5/8s, 2008 (Canada)                                                                      443,625
            690,000  MetroNet Communications Corp. sr. disc. notes
                       stepped-coupon zero % (9.95s, 6/15/03),
                       2008 (Canada) (STP)                                                                         510,600
            310,000  Microcell Telecommunications sr. disc. notes stepped-
                       coupon Ser. B, zero % (14s, 12/1/01), 2006
                       (Canada) (STP)                                                                              251,100
             50,000  Netia Holdings B.V. 144A company guaranty
                       stepped-coupon zero % (11 1/4s, 11/1/01),
                       2007 (Poland) (STP)                                                                          31,000
            300,000  Netia Holdings B.V. 144A company guaranty
                       10 1/4s, 2007 (Poland)                                                                      261,000
             70,000  NEXTEL Communications, Inc. sr. disc. notes stepped-
                       coupon zero % (12 1/8s, 4/15/03), 2008 (STP)                                                 36,400
            420,000  NEXTEL Communications, Inc. sr. notes 12s, 2008                                               472,500
            490,000  NEXTEL Communications, Inc. sr. disc. notes stepped-
                       coupon zero % (10.65s, 9/15/02), 2007 (STP)                                                 355,250
            220,000  NEXTEL Communications, Inc. sr. disc. notes stepped-
                       coupon zero % (9.95s, 2/15/03), 2008 (STP)                                                  151,800
            355,000  NorthEast Optic Network, Inc. sr. notes 12 3/4s, 2008                                         365,650
             50,000  OnePoint Communications Corp. 144A sr. notes
                       14 1/2s, 2008                                                                                27,000
             70,000  Orbital Imaging Corp. sr. notes Ser. B, 11 5/8s, 2005                                          63,700
            110,000  Orbital Imaging Corp. 144A sr. notes 11 5/8s, 2005                                            100,100
            125,000  Paging Network Do Brasil sr. notes 13 1/2s, 2005 (Brazil)                                      51,250
            290,000  Pathnet, Inc. sr. notes 12 1/4s, 2008                                                         162,400
             80,000  Primus Telecommunications Group, Inc. sr. notes
                       Ser. B, 9 7/8s, 2008                                                                         77,200
            310,000  Qwest Communications International, Inc. sr. disc. notes
                       stepped-coupon zero % (9.47s, 10/15/02), 2007 (STP)                                         242,305
             60,000  RCN Corp. sr. disc. notes stepped-coupon zero %,
                       (11 1/8s, 10/15/02), 2007 (STP)                                                              40,050
            190,000  Rhythms Netconnections, Inc. sr. disc. notes stepped-
                       coupon Ser. B, zero % (13 1/2s, 5/15/03), 2008 (STP)                                        101,175
             70,000  Rogers Cantel, Inc. sr. sub. notes 8.8s, 2007 (Canada)                                         70,000
             10,000  RSL Communications, Ltd. company guaranty
                       9 1/8s, 2008                                                                                  9,125
            303,000  Sprint Spectrum L.P. sr. disc. notes stepped-coupon
                       zero % (12 1/2s, 8/15/01), 2006 (STP)                                                       275,936
             60,000  Sprint Spectrum L.P. sr. notes 11s, 2006                                                       68,089
            100,000  Startec Global Communications Corp. sr. notes
                       12s, 2008                                                                                    87,000
             70,000  Telecommunications Techniques, Inc. company guaranty
                       9 3/4s, 2008                                                                                 68,950
            240,000  Telecorp PCS Inc. 144A sr. disc. notes stepped-coupon
                       zero %, (11 5/8s, 4/15/04), 2009 (STP)                                                      134,400
            120,000  Telehub Communications Corp. company guaranty
                       stepped-coupon zero % (13 7/8s, 7/31/02), 2005 (STP)                                         79,200
             40,000  TeleWest Communications PLC 144A 11 1/4s, 2008                                                 45,200
            160,000  Teligent, Inc. sr. disc. notes stepped-coupon zero %
                       (11 1/2s, 3/1/03), 2008 (STP)                                                                94,400
            400,000  Time Warner Telecom Inc. sr. notes 9 3/4s, 2008                                               410,000
            150,000  Transtel S.A. 144A pass-through certificates
                       12 1/2s, 2007 (Colombia)                                                                     85,500
            110,000  US Xchange LLC sr. notes 15s, 2008                                                            113,300
             95,000  Versatel Telecom B.V. sr. notes 13 1/4s,
                       2008 (Netherlands)                                                                           98,325
             60,000  Versatel Telecom B.V. sr. notes 13 1/4s, 2008
                       (Netherlands)                                                                                62,100
            140,000  Viatel, Inc. sr. disc. notes stepped-coupon zero %
                       (12 1/2s, 4/15/03), 2008 (STP)                                                               89,600
            610,000  Viatel, Inc. sr. notes 11 1/4s, 2008                                                          619,150
            825,000  WinStar Communications, Inc. sr. sub. notes stepped-
                       coupon zero % (15s, 3/1/02), 2007 (STP)                                                     957,000
            410,000  WinStar Communications. Inc. sr. sub. notes 11s, 2008                                         360,800
                                                                                                            --------------
                                                                                                                19,065,518

Textiles (0.3%)
--------------------------------------------------------------------------------------------------------------------------
             90,000  Day International Group, Inc. company guaranty
                       9 1/2s, 2008                                                                                 82,350
            260,000  Galey & Lord, Inc. company guaranty 9 1/8s, 2008                                              171,600
             30,000  Polymer Group, Inc. company guaranty
                       Ser. B, 9s, 2007                                                                             28,725
                                                                                                            --------------
                                                                                                                   282,675

Transportation (1.6%)
--------------------------------------------------------------------------------------------------------------------------
            110,000  Calair LLC 144A company guaranty 8 1/8s, 2008                                                 102,850
            150,000  Canadian Airlines Corp. sr. notes 12 1/4s, 2006 (Canada)                                       60,000
            230,000  Canadian Airlines Corp. secd. notes 10s,
                       2005 (Canada)                                                                               170,200
            150,000  Cathay International Ltd. 144A sr. notes
                       13s, 2008 (China)                                                                            55,500
            310,000  Continental Airlines, Inc. sr. notes 9 1/2s, 2001                                             320,664
            125,000  Eletson Holdings, Inc. 1st pfd. mtge. notes
                       9 1/4s, 2003 (Greece)                                                                       118,750
             50,000  Hermes Europe Railtel 144A sr. notes 11 1/2s,
                       2007 (Netherlands)                                                                           52,500
            345,000  Johnstown America Industries, Inc. company guaranty
                       Ser. C, 11 3/4s, 2005                                                                       363,969
             80,000  Kitty Hawk, Inc. company guaranty 9.95s, 2004                                                  78,800
             40,000  MC Shipping, Inc. sr. notes Ser. B, 11 1/4s, 2008                                              28,000
            100,000  Pegasus Shipping 144A 11 7/8s, 2004 (Bermuda)                                                  70,000
             90,000  TFM S.A. de C.V. company guaranty stepped-coupon
                       zero %, (11 3/4s, 6/15/02), 2009 (Mexico) (STP)                                              53,100
            100,000  Trans World Airlines, Inc. sr. notes 11 1/2s, 2004                                             86,125
            230,000  Trans World Airlines, Inc. sr. notes 11 3/8s, 2006                                            128,800
                                                                                                            --------------
                                                                                                                 1,689,258
                                                                                                            --------------
                     Total Corporate Bonds and Notes
                       (cost $91,296,590)                                                                   $   84,537,462

PREFERRED STOCKS (6.3%) (a)
NUMBER OF SHARES                                                                                                     VALUE

Broadcasting (1.7%)
--------------------------------------------------------------------------------------------------------------------------
              1,393  Capstar Broadcasting, Inc. 144A $12.00 pfd. (PIK)                                      $      163,678
              1,425  Citadel Broadcasting Inc. 144A $13.25 cum. pfd. (PIK)                                         165,300
                714  Granite Broadcasting 144A 12.75% pfd. (PIK)                                                   699,720
                 36  Paxson Communications Corp. 144A
                       13.25% cum. pfd. (PIK)                                                                      324,000
              1,000  Sinclair Capital $11.625 cum. pfd.                                                            104,500
                294  Spanish Broadcasting Systems 14.25% cum. pfd. (PIK)                                           318,990
                                                                                                            --------------
                                                                                                                 1,776,188

Building and Construction (0.3%)
--------------------------------------------------------------------------------------------------------------------------
              1,540  Brand Scaffold Services, Inc. 144A $3.625 cum. pfd.                                            46,200
              2,049  CSC Holdings, Inc. Ser. M, $11.125 cum. pfd. (PIK)                                            231,537
                                                                                                            --------------
                                                                                                                   277,737

Cable Television (0.5%)
--------------------------------------------------------------------------------------------------------------------------
              5,000  Adelphia Communications Corp. Ser. B,
                       $13.00 cum. pfd.                                                                            545,000

Computer Services and Software (0.1%)
--------------------------------------------------------------------------------------------------------------------------
                112  Concentric Network Corp. 144A 13.50% pfd. (PIK)                                               106,400

Electric Utilities (--%)
--------------------------------------------------------------------------------------------------------------------------
                320  Public Service Co. of New Hampshire $2.651
                       1st mtge. pfd.                                                                                8,000

Entertainment (0.1%)
--------------------------------------------------------------------------------------------------------------------------
              2,358  Lady Luck Gaming Corp. 11.25% pfd.                                                             89,604

Insurance and Finance (0.2%)
--------------------------------------------------------------------------------------------------------------------------
              3,351  CGA Group Ltd. 144A Ser. A, $13.75 pfd. (PIK)                                                  92,153
              1,500  Chevy Chase Capital Corp. Ser. A, $5.188 pfd. (PIK)                                            79,500
                                                                                                            --------------
                                                                                                                   171,653

Medical Supplies and Devices (0.2%)
--------------------------------------------------------------------------------------------------------------------------
            135,000  Fresenius Medical Capital Trust I company guaranty
                       Ser. D, 9.00% pfd. (Germany)                                                                145,125
             90,000  Fresenius Medical Capital Trust II company guaranty
                       7.875% pfd. (Germany)                                                                        87,750
                                                                                                            --------------
                                                                                                                   232,875

Oil and Gas (0.1%)
--------------------------------------------------------------------------------------------------------------------------
                150  R & B Falcon Corp. $13.875 pfd. (PIK)                                                         153,000

Packaging and Containers (0.1%)
--------------------------------------------------------------------------------------------------------------------------
              1,000  Packaging Corp. America 144A $12.375 pfd. (PIK)                                               106,000

Semiconductors (--%)
--------------------------------------------------------------------------------------------------------------------------
                487  Trikon Technologies, Inc. Ser. H, 8.125% pfd. (PIK)                                               609
                  5  Trikon Technologies, Inc. Ser. I, 8.125% pfd.                                                     650
                                                                                                            --------------
                                                                                                                     1,259

Telecommunications (3.0%)
--------------------------------------------------------------------------------------------------------------------------
                447  21st Century Telecom Group 144A 13.75%
                       cum. pfd. (PIK)                                                                             223,500
                460  Dobson Communications 144A 13.00% pfd. (PIK)                                                  450,800
              4,560  Global Crossing Holdings 144A $10.50 pfd.                                                     478,800
                 26  ICG Holdings, Inc. 14.25% pfd. (Canada)                                                        25,090
                 31  ICG Holdings, Inc., 144A 14.00% pfd. (Canada) (PIK)                                            28,830
                185  Intermedia Communication Ser. B, $13.50 pfd. (PIK)                                            181,300
                439  IXC Communications, Inc. $12.50 pfd. (PIK)                                                    421,440
                370  Network Plus Corp. 144A 13.50% pfd.                                                           388,500
                204  NEXTEL Communications, Inc. Ser. D, $13.00 pfd. (PIK)                                         223,380
                 33  NEXTEL Communications, Inc. Ser. E, 11.125% pfd. (PIK)                                         33,165
              8,369  Nextlink Communications, Inc. 144A $7.00 pfd.                                                 422,633
                270  WinStar Communications, Inc. 14.25% pfd. (PIK)                                                218,700
                                                                                                            --------------
                                                                                                                 3,096,138
                                                                                                            --------------
                     Total Preferred Stocks (cost $6,939,278)                                               $    6,563,854

BRADY BONDS (2.0%) (a)
PRINCIPAL AMOUNT                                                                                                     VALUE
--------------------------------------------------------------------------------------------------------------------------
     $      376,513  Brazil (Government of) disc. bonds FRB 8s, 2014                                        $      242,851
            805,000  Brazil (Government of) disc. bonds FRB 5.875s, 2024                                           508,197
            795,000  United Mexican States FRB Ser. D, 6.068s, 2019                                                667,800
            950,000  United Mexican States sec. Ser. B, 6 1/4s, 2019                                               700,625
                                                                                                            --------------
                     Total Brady Bonds (cost $2,077,060)                                                    $    2,119,473

CONVERTIBLE BONDS AND NOTES (0.8%) (a)
PRINCIPAL AMOUNT                                                                                                     VALUE
--------------------------------------------------------------------------------------------------------------------------
     $      500,000  Argosy Gaming cv. sub. notes 12s, 2001                                                 $      510,000
             75,000  Corporate Express, Inc. cv. notes 4 1/2s, 2000                                                 69,563
            210,000  Exide Corp. 144A cv. sr. sub. notes 2.9s, 2005                                                128,625
            140,000  HEALTHSOUTH Corp. 144A cv. sub. deb.
                       3 1/4s, 2003                                                                                117,075
                                                                                                            --------------
                     Total Convertible Bonds and Notes (cost $782,529)                                      $      825,263

UNITS (0.8%) (a)
NUMBER OF UNITS                                                                                                      VALUE
--------------------------------------------------------------------------------------------------------------------------
                230  CD Radio Inc. 144A units 14 1/2s, 2009                                                 $      234,600
                260  Network Plus Corp. units pfd. 13 1/4s, 2009                                                   265,850
                240  Pegasus Shipping 144A units company guaranty stepped-
                       coupon zero % (14 1/2s. 6/20/03), 2008
                       (Bermuda) (STP)                                                                              81,600
                150  Tele1 Europe BV 144A units 13s, 2009                                                          156,000
                 55  XCL Ltd. units sr. sec. notes 13 1/2s, 2004                                                    34,100
              1,800  XCL Ltd. 144A units 9.5%, 2006 (PIK)                                                           25,200
                                                                                                            --------------
                     Total Units (cost $1,020,713)                                                          $      797,350

WARRANTS (0.6%) (a) (NON)                                                                       EXPIRATION
NUMBER OF WARRANTS                                                                              DATE                 VALUE
--------------------------------------------------------------------------------------------------------------------------
                380  21st Century Telecom Group 144A                                            2/15/10     $        7,600
                 90  Bestel S.A. (Mexico)                                                       5/15/05                180
                400  Birch Telecommunications, Inc. 144A                                        6/15/08              2,000
                230  Cellnet Data Systems, Inc.                                                 10/1/07              5,290
              3,200  CGA Group Ltd. 144A                                                        2/11/07                 64
                200  Club Regina, Inc. 144A                                                     12/1/04                200
                200  Colt Telecommunications Group PLC                                          12/31/06            80,000
                472  Consorcio Ecuatoriano 144A (Ecuador)                                       10/1/00                 47
                440  Decrane Holdings                                                           9/30/08                  0
              1,290  Diva Systems Corp.                                                         3/1/08              15,480
              3,300  DTI Holdings Inc.                                                          3/1/08                  33
                180  E. Spire Communications, Inc.                                              11/1/05              2,700
                375  Econophone, Inc. 144A                                                      7/1/07              22,500
                140  Epic Resorts                                                               6/15/05                  1
                 25  Esat Holdings, Inc. (Ireland)                                              2/1/07               1,775
                550  Firstworld Communication                                                   4/15/08             27,500
                 60  Globalstar Telecommunications                                              2/15/04              3,300
                225  Hyperion Telecommunications 144A                                           4/15/01             17,241
             10,000  ICG Communications                                                         10/15/05           192,500
                170  Insilco Holding Co.                                                        8/15/08                  2
                470  Iridium World Com 144A                                                     7/15/05                235
                300  KMC Telecom Holdings, Inc.                                                 4/15/08                900
                300  Knology Holdings, Inc. 144A                                                10/15/07               675
                100  Long Distance International, Inc. 144A                                     4/13/08                200
                320  McCaw International Ltd.                                                   4/15/07              1,280
                150  Mediq Inc. 144A                                                            6/1/09                   2
                 30  Metronet Communications 144A                                               8/15/07              2,250
                200  MGC Communications, Inc. 144A                                              10/1/04             23,200
              2,868  Network Plus Corp.                                                         12/31/00            55,486
                 50  Onepoint Communications, Inc.                                              6/1/08                  50
                 70  Orbital Imaging Corp. 144A                                                 3/1/05               2,100
                 50  Orion Network Systems                                                      1/15/07                588
                290  Pathnet, Inc. 144A                                                         4/15/08              2,900
                320  Paxson Communications Corp. 144A                                           6/30/03                  3
              1,000  Rhythms Netcon 144A                                                        5/15/08            168,140
                100  Startec Global Communications Corp.                                        5/15/08                100
                120  Telehub Communications Corp.                                               7/31/05              3,600
                125  UIH Australia/Pacific, Inc. 144A                                           5/15/06                250
                155  Versatel Telecom B.V. 144A (Netherlands)                                   5/15/08              7,750
                150  WAM!NET, Inc.                                                              3/1/05               3,413
                                                                                                            --------------
                     Total Warrants (cost $436,690)                                                         $      651,535

CONVERTIBLE PREFERRED STOCKS (0.6%) (a)
NUMBER OF SHARES                                                                                                     VALUE
--------------------------------------------------------------------------------------------------------------------------
              1,100  Chancellor Media Corp. $3.00 cv. cum. pfd.                                             $      121,138
                550  Chesapeake Energy Corp. $3.50 cv. cum. pfd.                                                    13,406
              5,480  Global Telesystems, Inc. 144A $3.625 cv. pfd.                                                 358,940
                 10  Paxson Communications Corp. 144A $9.75 cv. pfd. (PIK)                                         100,000
                309  XCL Ltd 144A Ser. A, $9.50 cv. cum. pfd.                                                        4,326
                                                                                                            --------------
                     Total Convertible Preferred Stocks (cost $547,716)                                     $      597,810

COMMON STOCKS (0.2%) (a)
NUMBER OF SHARES                                                                                                     VALUE
--------------------------------------------------------------------------------------------------------------------------
                641  Allegiance Telecom, Inc. (NON)                                                         $       35,175
             27,272  Capstar Broadcasting Partners (NON)                                                            70,907
              8,630  Celcaribe (NON)                                                                                 5,394
             25,000  Celcaribe S.A. 144A (NON)                                                                      43,750
                607  Hedstrom Holdings, Inc. 144A (NON)                                                                607
                  9  Spanish Broadcasting System, Inc. (NON)                                                         5,135
              1,402  Viatel, Inc. (NON)                                                                             78,660
                                                                                                            --------------
                     Total Common Stocks (cost $243,418)                                                    $      239,628

SHORT-TERM INVESTMENTS (0.4%) (a) (cost $393,000)
PRINCIPAL AMOUNT                                                                                                     VALUE
--------------------------------------------------------------------------------------------------------------------------
     $      393,000  Interest in $402,952,000 joint repurchase agreement dated June 30, 1999 with Merrill Lynch, Pierce,
                       Fenner & Smith, Inc. due July 1, 1999 with respect
                       to various U.S. Treasury obligations -- maturity value
                       of $393,051 for an effective yield of 4.70%                                          $      393,000
--------------------------------------------------------------------------------------------------------------------------
                     Total Investments (cost $103,736,994) (b)                                              $   96,725,375
--------------------------------------------------------------------------------------------------------------------------

  (a) Percentages indicated are based on net assets of $103,689,940.

  (b) The aggregate identified cost on a tax basis is $103,748,115, resulting in gross unrealized appreciation and depreciation of $2,134,750 and $9,157,490, respectively, or net unrealized depreciation of $7,022,740.

(NON) Non-income-producing security.

(STP) The interest or dividend rate and date shown parenthetically represent the new interest or dividend rate to be paid and the date the fund will begin receiving interest or dividend income at this rate.

(PIK) Income may be received in cash or additional securities at the discretion of the issuer.

      144A after the name of a security represents those exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

      The rates shown on Floating Rate Bonds (FRB) are the current interest rates shown at June 30, 1999, which are subject to change based on the terms of the security.

      The accompanying notes are an integral part of these financial statements.





Statement of assets and liabilities
June 30, 1999
Assets
-----------------------------------------------------------------------------------------------
Investments in securities, at value
(identified cost $103,736,994) (Note 1)                                            $ 96,725,375
-----------------------------------------------------------------------------------------------
Dividends, interest and other receivables                                             1,957,399
-----------------------------------------------------------------------------------------------
Receivable for shares of the fund sold                                                  149,506
-----------------------------------------------------------------------------------------------
Receivable for securities sold                                                        5,437,291
-----------------------------------------------------------------------------------------------
Total assets                                                                        104,269,571

Liabilities
-----------------------------------------------------------------------------------------------
Payable to subcustodian (Note 2)                                                          7,014
-----------------------------------------------------------------------------------------------
Payable for shares of the fund repurchased                                              119,234
-----------------------------------------------------------------------------------------------
Payable for compensation of Manager (Note 2)                                            217,719
-----------------------------------------------------------------------------------------------
Payable for investor servicing and custodian fees (Note 2)                               28,213
-----------------------------------------------------------------------------------------------
Payable for compensation of Trustees (Note 2)                                             4,056
-----------------------------------------------------------------------------------------------
Payable for administrative services (Note 2)                                              1,704
-----------------------------------------------------------------------------------------------
Payable for distribution fees (Note 2)                                                   79,816
-----------------------------------------------------------------------------------------------
Payable for organization expenses (Note 1)                                               49,841
-----------------------------------------------------------------------------------------------
Other accrued expenses                                                                   72,034
-----------------------------------------------------------------------------------------------
Total liabilities                                                                       579,631
-----------------------------------------------------------------------------------------------
Net assets                                                                         $103,689,940

Represented by
-----------------------------------------------------------------------------------------------
Paid-in capital (Notes 1, 4, and 5)                                                $119,453,408
-----------------------------------------------------------------------------------------------
Distribution in excess of net investment income (Note 1)                                (67,270)
-----------------------------------------------------------------------------------------------
Accumulated net realized loss on investments (Note 1)                                (8,684,579)
-----------------------------------------------------------------------------------------------
Net unrealized depreciation of investments                                           (7,011,619)
-----------------------------------------------------------------------------------------------
Total -- Representing net assets applicable to
capital shares outstanding                                                         $103,689,940

Computation of net asset value and offering price
-----------------------------------------------------------------------------------------------
Net asset value and redemption price per class A share
($47,176,922 divided by 6,377,726 shares)                                                 $7.40
-----------------------------------------------------------------------------------------------
Offering price per class A share (100/95.25 of $7.40)*                                    $7.77
-----------------------------------------------------------------------------------------------
Net asset value and offering price per class B share
($53,371,193 divided by 7,282,503 shares)**                                               $7.33
-----------------------------------------------------------------------------------------------
Net asset value and redemption price per class M share
($3,141,825 divided by 428,271 shares)                                                    $7.34
-----------------------------------------------------------------------------------------------
Offering price per class M share (100/96.75 of $7.34)*                                    $7.59
-----------------------------------------------------------------------------------------------

  * On single retail sales of less than $50,000.  On sales of $50,000 or more and on group sales, the offering price is reduced.

 ** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

    The accompanying notes are an integral part of these financial statements.





Statement of operations
Year ended June 30, 1999
Investment income:
-----------------------------------------------------------------------------------------------
Interest (net of foreign tax of $15,415)                                            $10,060,888
-----------------------------------------------------------------------------------------------
Dividends (net of foreign tax of $1,174)                                                713,640
-----------------------------------------------------------------------------------------------
Total investment income                                                              10,774,528

Expenses:
-----------------------------------------------------------------------------------------------
Compensation of Manager (Note 2)                                                        816,532
-----------------------------------------------------------------------------------------------
Investor servicing and custodian fees (Note 2)                                          239,137
-----------------------------------------------------------------------------------------------
Compensation of Trustees (Note 2)                                                        14,360
-----------------------------------------------------------------------------------------------
Administrative services (Note 2)                                                          6,125
-----------------------------------------------------------------------------------------------
Distribution fees -- Class A (Note 2)                                                   115,324
-----------------------------------------------------------------------------------------------
Distribution fees -- Class B (Note 2)                                                   523,913
-----------------------------------------------------------------------------------------------
Distribution fees -- Class M (Note 2)                                                    18,120
-----------------------------------------------------------------------------------------------
Amortization of organization expenses (Note 1)                                           48,058
-----------------------------------------------------------------------------------------------
Reports to shareholders                                                                  38,134
-----------------------------------------------------------------------------------------------
Registration fees                                                                        10,859
-----------------------------------------------------------------------------------------------
Auditing                                                                                 34,538
-----------------------------------------------------------------------------------------------
Legal                                                                                    17,945
-----------------------------------------------------------------------------------------------
Postage                                                                                  39,383
-----------------------------------------------------------------------------------------------
Other                                                                                    27,987
-----------------------------------------------------------------------------------------------
Total expenses                                                                        1,950,415
-----------------------------------------------------------------------------------------------
Expense reduction (Note 2)                                                              (17,589)
-----------------------------------------------------------------------------------------------
Net expenses                                                                          1,932,826
-----------------------------------------------------------------------------------------------
Net investment income                                                                 8,841,702
-----------------------------------------------------------------------------------------------
Net realized loss on investments (Notes 1 and 3)                                     (8,631,917)
-----------------------------------------------------------------------------------------------
Net realized loss on futures contracts (Note 1)                                          (1,906)
-----------------------------------------------------------------------------------------------
Net realized gain on foreign currency transactions (Note 1)                                 202
-----------------------------------------------------------------------------------------------
Net unrealized appreciation of assets and liabilities in
foreign currencies during the year                                                        4,444
-----------------------------------------------------------------------------------------------
Net unrealized depreciation of investments during the year                           (6,529,619)
-----------------------------------------------------------------------------------------------
Net loss on investments                                                             (15,158,796)
-----------------------------------------------------------------------------------------------
Net decrease in net assets resulting from operations                                $(6,317,094)
-----------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.





Statement of changes in net assets
                                                                                      Year ended June 30
                                                                                -------------------------------
                                                                                           1999            1998
---------------------------------------------------------------------------------------------------------------
Increase in net assets
---------------------------------------------------------------------------------------------------------------
Operations:
---------------------------------------------------------------------------------------------------------------
Net investment income                                                              $  8,841,702     $ 3,289,151
---------------------------------------------------------------------------------------------------------------
Net realized gain (loss) on investments and
foreign currency transactions                                                        (8,633,621)        838,266
---------------------------------------------------------------------------------------------------------------
Net unrealized depreciation of investments and
assets and liabilities in foreign currencies                                         (6,525,175)       (744,515)
---------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting
from operations                                                                      (6,317,094)      3,382,902
---------------------------------------------------------------------------------------------------------------
Distributions to shareholders:
---------------------------------------------------------------------------------------------------------------
  From net investment income
    Class A                                                                          (4,196,873)     (1,506,236)
---------------------------------------------------------------------------------------------------------------
    Class B                                                                          (4,327,658)     (1,826,629)
---------------------------------------------------------------------------------------------------------------
    Class M                                                                            (317,171)       (184,443)
---------------------------------------------------------------------------------------------------------------
  In excess of net investment income
    Class A                                                                             (34,846)             --
---------------------------------------------------------------------------------------------------------------
    Class B                                                                             (35,932)             --
---------------------------------------------------------------------------------------------------------------
    Class M                                                                              (2,633)             --
---------------------------------------------------------------------------------------------------------------
  From net realized gain on investments
    Class A                                                                             (53,743)       (367,124)
---------------------------------------------------------------------------------------------------------------
    Class B                                                                             (61,100)       (433,622)
---------------------------------------------------------------------------------------------------------------
    Class M                                                                              (3,698)        (49,774)
---------------------------------------------------------------------------------------------------------------
  From return of capital
    Class A                                                                            (311,274)             --
---------------------------------------------------------------------------------------------------------------
    Class B                                                                            (320,974)             --
---------------------------------------------------------------------------------------------------------------
    Class M                                                                             (23,524)             --
---------------------------------------------------------------------------------------------------------------
Increase from capital share transactions (Note 4)                                    36,104,776      62,756,878
---------------------------------------------------------------------------------------------------------------
Total increase in net assets                                                         20,098,256      61,771,952

Net assets
---------------------------------------------------------------------------------------------------------------
Beginning of year                                                                    83,591,684      21,819,732
---------------------------------------------------------------------------------------------------------------
End of year (including distributions in excess of net
investment income of $67,270 and $45,053, respectively)                            $103,689,940     $83,591,684
---------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.





Financial highlights
(For a share outstanding throughout the period)

CLASS A
------------------------------------------------------------------------------------------------------------------------------------

                                                                                                                   For the period
Per-share                                                                                                           Jan. 2, 1997+
operating performance                                                                   Year ended June 30           to June 30
------------------------------------------------------------------------------------------------------------------------------------
                                                                                       1999             1998             1997
------------------------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                                                                   $8.83            $8.72            $8.50
------------------------------------------------------------------------------------------------------------------------------------
Investment operations
------------------------------------------------------------------------------------------------------------------------------------
Net investment income (c)                                                               .70              .72(d)           .34(d)
------------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments                                                            (1.36)             .34              .02
------------------------------------------------------------------------------------------------------------------------------------
Total from
investment operations                                                                  (.66)            1.06              .36
------------------------------------------------------------------------------------------------------------------------------------
Less distributions:
------------------------------------------------------------------------------------------------------------------------------------
From net
investment income                                                                      (.70)            (.72)            (.14)
------------------------------------------------------------------------------------------------------------------------------------
In excess of net investment income                                                     (.01)              --               --
------------------------------------------------------------------------------------------------------------------------------------
From net realized gain
on investments                                                                         (.01)            (.23)              --
------------------------------------------------------------------------------------------------------------------------------------
From return of capital                                                                 (.05)              --               --
------------------------------------------------------------------------------------------------------------------------------------
Total distributions                                                                    (.77)            (.95)            (.14)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                                                                         $7.40            $8.83            $8.72
------------------------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
------------------------------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(a)                                                                (7.32)           12.61             4.30*
------------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                                                                      $47,177          $36,678           $9,407
------------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%) (b)                                                             1.52             1.50(d)           .74*(d)
------------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)                                                              9.06             8.17(d)          3.85*(d)
------------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                                                                71.63           132.18            63.06*
------------------------------------------------------------------------------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) The ratio of expenses to average net assets for the period include amounts paid through expense offset arrangements. (Note 2)

(c) Per share net investment income has been determined on the basis of weighted average number of shares outstanding during the period.

(d) Reflects an expense limitation in effect during the period. As a result of such limitation, expenses for the fund reflect reductions of $0.02 per share for class A, B and M for the year ended June 30, 1998 and $0.07, $0.05, and $0.05 per share for class A, B and M, respectively during the period of January 2, 1997 to June 30, 1997 (Note 2).




Financial highlights
(For a share outstanding throughout the period)

CLASS B
------------------------------------------------------------------------------------------------------------------------------------

                                                                                                                   For the period
Per-share                                                                                                           Jan. 2, 1997+
operating performance                                                                   Year ended June 30           to June 30
------------------------------------------------------------------------------------------------------------------------------------
                                                                                       1999             1998             1997
------------------------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                                                                   $8.73            $8.71            $8.50
------------------------------------------------------------------------------------------------------------------------------------
Investment operations
------------------------------------------------------------------------------------------------------------------------------------
Net investment income (c)                                                               .63              .64(d)           .30(d)
------------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments                                                            (1.34)             .35              .03
------------------------------------------------------------------------------------------------------------------------------------
Total from
investment operations                                                                  (.71)             .99              .33
------------------------------------------------------------------------------------------------------------------------------------
Less distributions:
------------------------------------------------------------------------------------------------------------------------------------
From net
investment income                                                                      (.62)            (.74)            (.12)
------------------------------------------------------------------------------------------------------------------------------------
In excess of net investment income                                                     (.01)              --               --
------------------------------------------------------------------------------------------------------------------------------------
From net realized gain
on investments                                                                         (.01)            (.23)              --
------------------------------------------------------------------------------------------------------------------------------------
From return of capital                                                                 (.05)              --               --
------------------------------------------------------------------------------------------------------------------------------------
Total distributions                                                                    (.69)            (.97)            (.12)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                                                                         $7.33            $8.73            $8.71
------------------------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
------------------------------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(a)                                                                (8.05)           11.78             3.93*
------------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                                                                      $53,371          $43,603          $11,099
------------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%) (b)                                                             2.27             2.25(d)          1.12*(d)
------------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)                                                              8.31             7.42(d)          3.52*(d)
------------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                                                                71.63           132.18            63.06*
------------------------------------------------------------------------------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) The ratio of expenses to average net assets for the period include amounts paid through expense offset arrangements. (Note 2)

(c) Per share net investment income has been determined on the basis of weighted average number of shares outstanding during the period.

(d) Reflects an expense limitation in effect during the period. As a result of such limitation, expenses for the fund reflect reductions of $0.02 per share for class A, B and M for the year ended June 30, 1998 and $0.07, $0.05, and $0.05 per share for class A, B and M, respectively during the period of January 2, 1997 to June 30, 1997 (Note 2).




Financial highlights
(For a share outstanding throughout the period)

CLASS M
------------------------------------------------------------------------------------------------------------------------------------

                                                                                                                   For the period
Per-share                                                                                                           Jan. 2, 1997+
operating performance                                                                   Year ended June 30           to June 30
------------------------------------------------------------------------------------------------------------------------------------
                                                                                       1999             1998             1997
------------------------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                                                                   $8.74            $8.72            $8.50
------------------------------------------------------------------------------------------------------------------------------------
Investment operations
------------------------------------------------------------------------------------------------------------------------------------
Net investment income (c)                                                               .68              .70(d)           .33(d)
------------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments                                                            (1.35)             .33              .02
------------------------------------------------------------------------------------------------------------------------------------
Total from
investment operations                                                                  (.67)            1.03              .35
------------------------------------------------------------------------------------------------------------------------------------
Less distributions:
------------------------------------------------------------------------------------------------------------------------------------
From net
investment income                                                                      (.66)            (.78)            (.13)
------------------------------------------------------------------------------------------------------------------------------------
In excess of net investment income                                                     (.01)              --               --
------------------------------------------------------------------------------------------------------------------------------------
From net realized gain
on investments                                                                         (.01)            (.23)              --
------------------------------------------------------------------------------------------------------------------------------------
From return of capital                                                                 (.05)              --               --
------------------------------------------------------------------------------------------------------------------------------------
Total distributions                                                                    (.73)           (1.01)            (.13)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                                                                         $7.34            $8.74            $8.72
------------------------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
------------------------------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(a)                                                                (7.60)           12.26             4.20*
------------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                                                                       $3,142           $3,311           $1,314
------------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%) (b)                                                             1.77             1.75(d)           .87*(d)
------------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)                                                              8.78             7.92(d)          3.79*(d)
------------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                                                                71.63           132.18            63.06*
------------------------------------------------------------------------------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) The ratio of expenses to average net assets for the period include amounts paid through expense offset arrangements. (Note 2)

(c) Per share net investment income has been determined on the basis of weighted average number of shares outstanding during the period.

(d) Reflects an expense limitation in effect during the period. As a result of such limitation, expenses for the fund reflect reductions of $0.02 per share for class A, B and M for the year ended June 30, 1998 and $0.07, $0.05, and $0.05 per share for class A, B and M, respectively during the period of January 2, 1997 to June 30, 1997 (Note 2).




Notes to financial statements
June 30, 1999

Note 1
Significant accounting policies

Putnam High Yield Total Return Fund (the "fund") is a series of Putnam Funds Trust (the "trust") which is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The fund seeks total return through high current income and capital appreciation by investing primarily in high-yielding, lower-rated fixed-income securities.

The fund offers class A, class B and class M shares. Class A shares are sold with a maximum front-end sales charge of 4.75%. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge, but pay a higher ongoing distribution fee than class A shares, and are subject to a contingent deferred sales charge, if those shares are redeemed within six years of purchase. Class M shares are sold with a maximum front-end sales charge of 3.25% and pay an ongoing distribution fee that is lower than class B shares and higher than class A shares.

Expenses of the fund are borne pro-rata by the holders of each class of shares, except that each class bears expenses unique to that class (including the distribution fees applicable to such class). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. Shares of each class would receive their pro-rata share of the net assets of the fund, if the fund were liquidated. In addition, the Trustees declare separate dividends on each class of shares.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with generally accepted accounting principles and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities. Actual results could differ from those estimates.

A) Security valuation Investments for which market quotations are readily available are stated at market value, which is determined using the last reported sale price, or, if no sales are reported -- as in the case of some securities traded over-the-counter -- the last reported bid price. Securities quoted in foreign currencies are translated into U.S. dollars at the current exchange rate. Short-term investments having remaining maturities of 60 days or less are stated at amortized cost, which approximates market value, and other investments are stated at fair value following procedures approved by the Trustees.

B) Joint trading account Pursuant to an exemptive order issued by the Securities and Exchange Commission, the fund may transfer uninvested cash balances into a joint trading account along with the cash of other registered investment companies and certain other accounts managed by Putnam Investment Management, Inc. ("Putnam Management"), the fund's Manager, a wholly-owned subsidiary of Putnam Investments, Inc. These balances may be invested in one or more repurchase agreements and/or short-term money market instruments.

C) Repurchase agreements The fund, or any joint trading account, through its custodian, receives delivery of the underlying securities, the market value of which at the time of purchase is required to be in an amount at least equal to the resale price, including accrued interest. Collateral for certain tri-party repurchase agreements is held at the counterparty's custodian in a segregated account for the benefit of the fund and the counterparty. Putnam Management is responsible for determining that the value of these underlying securities is at all times at least equal to the resale price, including accrued interest.

D) Security transactions and related investment income Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities are recorded as soon as the fund is informed of the ex-dividend date. Discounts on zero coupon bonds, original issue discount bonds, stepped-coupon bonds and payment in kind bonds are accreted according to the yield-to-maturity basis. Any premium resulting from the purchase of value is amortized on a yield-to-maturity basis.

E) Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The market value of foreign securities, currency holdings, and other assets and liabilities are recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when accrued or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on closed forward currency contracts, disposition of foreign currencies and the difference between the amount of investment income and foreign withholding taxes recorded on the fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate.

F) Futures and options contracts The fund may use futures and options contracts to hedge against changes in the values of securities the fund owns or expects to purchase. The fund may also write options on securities it owns or in which it may invest to increase its current returns.

The potential risk to the fund is that the change in value of futures and options contracts may not correspond to the change in the value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, or if the counterparty to the contract is unable to perform. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. Exchange traded options are valued at the last sale price, or if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by dealers.

G) Line of credit The fund has entered into a committed line of credit with certain banks. This line of credit agreement includes restrictions that the fund maintain an asset coverage ratio of at least 300% and borrowings must not exceed prospectus limitations. For the year ended June 30, 1999, the fund had no borrowings against the line of credit.

H) Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Internal Revenue Code of 1986, as amended. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. At June 30, 1999, the fund had a capital loss carryover of approximately $3,691,000 available to offset future net capital gain, if any, which will expire on August 31, 2005. As a result of the merger between the fund and Putnam High Yield Trust II, the amount of the capital loss carryover may be limited in amount due to certain tax provisions as provided for in the Internal Revenue Code. (See Note 5)

I) Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Capital gain distributions, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences include temporary and permanent differences of losses on wash sale transactions, foreign currency gains and losses, post-October loss deferrals, organization costs, defaulted bond interest, paydown gains and losses on mortgage-backed securities and interest on payment-in-kind securities. Reclassifications are made to the fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. For the year ended June 30, 1999, the fund reclassified $51,194 to decrease distributions in excess of net investment income and $11,419 to decrease paid-in-capital, with a increase to accumulated net realized losses of $39,775. The calculation of net investment income per share in the financial highlights table excludes these adjustments.

J) Expenses of the trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

K) Unamortized organization expenses Expenses incurred by the fund in connection with its organization, its registration with the Securities and Exchange Commission and with various states and the initial public offering of its shares were $80,943. These expenses were amortized on a projected net asset basis. The fund will reimburse Putnam Management for the payment of these expenses.

Note 2
Management fee, administrative
services, and other transactions

Compensation of Putnam Management, for management and investment advisory services is paid quarterly based on the average net assets of the fund. Such fee is based on the following annual rates: 0.80% of the first $500 million of the average net assets, 0.70% of the next $500 million, 0.65% of the next $500 million, 0.60% of the next $5 billion, 0.575% of the next $5 billion, 0.555% of the next $5 billion, 0.54% of the next $5 billion and 0.53% thereafter.

Putnam Management has agreed to limit its compensation (and, to the extent necessary, bear other expenses) through June 30, 1999, to the extent that expenses of the fund (exclusive of brokerage commissions, interest, taxes, deferred organizational and extraordinary expense, credits from Putnam Fiduciary Trust Company (PFTC), a subsidiary of Putnam Investments, Inc. and payments under the Trust's distribution plan) would exceed an annual rate of 1.25% of the fund's average net assets.

As part of the subcustodian contract between the subcustodian bank and PFTC, the subcustodian bank has a lien on the securities of the fund to the extent permitted by the fund's investment restrictions to cover any advances made by the subcustodian bank for the settlement of securities purchased by the fund. At June 30, 1999, the payable to the subcustodian bank represents the amount due for cash advance for the settlement of a security purchased.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund's assets are provided by PFTC. Investor servicing agent functions are provided by Putnam Investor Services, a division of PFTC.

For the year ended June 30, 1999, fund expenses were reduced by $17,589 under expense offset arrangements with PFTC. Investor servicing and custodian fees reported in the Statement of operations exclude these credits. The fund could have invested a portion of the assets utilized in connection with the expense offset arrangements in an income producing asset if it had not entered into such arrangements.

Each Trustee of the fund receives an annual Trustee fee, of which $560 has been allocated to the fund, and an additional fee for each Trustee's meeting attended. Trustees who are not interested persons of Putnam Management and who serve on committees of the Trustees receive additional fees for attendance at certain committee meetings.

The fund has adopted a Trustee Fee Deferral Plan (the "Deferral Plan") which allows the Trustees to defer the receipt of all or a portion of Trustees Fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the "Pension Plan") covering all Trustees of the fund who have served as Trustee for at least five years. Benefits under the Pension Plan are equal to 50% of the Trustee's average total retainer and meeting fees for the three years preceding retirement. Pension expense for the fund is included in Compensation of Trustees in the Statement of operations. Accrued pension liability is included in Payable for compensation of Trustees in the Statement of assets and liabilities.

The fund has adopted distribution plans (the "Plans") with respect to its class A, class B and class M shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Mutual Funds Corp., a wholly-owned subsidiary of Putnam Investments Inc., for services provided and expenses incurred by it in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Mutual Funds Corp. at an annual rate up to 0.35%, 1.00% and 1.00% of the average net assets attributable to class A, class B and class M shares, respectively. The Trustees have approved payment by the fund to an annual rate of 0.25%, 1.00% and 0.50% of the average net assets attributable to class A, class B and class M shares respectively.

For the year ended June 30, 1999, Putnam Mutual Funds Corp., acting as underwriter received net commissions of $81,779 and $3,344 from the sale of class A and class M shares, respectively and $127,412 in contingent deferred sales charges from redemptions of class B shares. A deferred sales charge of up to 1% is assessed on certain redemptions of class A shares. For the year ended June 30, 1999, Putnam Mutual Funds Corp., acting as underwriter received $1,491 on class A redemptions.

Note 3
Purchases and sales of securities

During the year ended June 30, 1999, purchases and sales of investment securities other than short-term investments aggregated $96,575,605 and $69,018,499, respectively. There were no purchases and sales of U.S. government obligations. In determining the net gain or loss on securities sold, the cost of securities has been determined on the identified cost basis.

Note 4
Capital shares

At June 30, 1999, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

                                                     Year ended June 30, 1999
-----------------------------------------------------------------------------
Class A                                             Shares             Amount
-----------------------------------------------------------------------------
Shares sold                                      4,584,693        $35,742,445
-----------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                      443,361          3,369,533
-----------------------------------------------------------------------------
                                                 5,028,054         39,111,978

Shares
repurchased                                     (2,803,325)       (21,455,983)
-----------------------------------------------------------------------------
Net increase                                     2,224,729        $17,655,995
-----------------------------------------------------------------------------

                                                     Year ended June 30, 1998
-----------------------------------------------------------------------------
Class A                                             Shares             Amount
-----------------------------------------------------------------------------
Shares sold                                      3,721,990        $33,437,589
-----------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                      169,518          1,512,208
-----------------------------------------------------------------------------
                                                 3,891,508         34,949,797

Shares
repurchased                                       (816,841)        (7,342,887)
-----------------------------------------------------------------------------
Net increase                                     3,074,667        $27,606,910
-----------------------------------------------------------------------------

                                                     Year ended June 30, 1999
-----------------------------------------------------------------------------
Class B                                             Shares             Amount
-----------------------------------------------------------------------------
Shares sold                                      4,906,902        $37,831,999
-----------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                      426,244          3,212,222
-----------------------------------------------------------------------------
                                                 5,333,146         41,044,221

Shares
repurchased                                     (3,045,683)       (23,044,818)
-----------------------------------------------------------------------------
Net increase                                     2,287,463        $17,999,403
-----------------------------------------------------------------------------

                                                     Year ended June 30, 1998
-----------------------------------------------------------------------------
Class B                                             Shares             Amount
-----------------------------------------------------------------------------
Shares sold                                      4,541,086        $40,480,713
-----------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                      209,930          1,852,578
-----------------------------------------------------------------------------
                                                 4,751,016         42,333,291

Shares
repurchased                                     (1,029,826)        (9,220,179)
-----------------------------------------------------------------------------
Net increase                                     3,721,190        $33,113,112
-----------------------------------------------------------------------------

                                                     Year ended June 30, 1999
-----------------------------------------------------------------------------
Class M                                             Shares             Amount
-----------------------------------------------------------------------------
Shares sold                                        354,480         $2,734,015
-----------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                       32,286            244,088
-----------------------------------------------------------------------------
                                                   386,766          2,978,103

Shares
repurchased                                       (337,162)        (2,528,725)
-----------------------------------------------------------------------------
Net increase                                        49,604         $  449,378
-----------------------------------------------------------------------------

                                                     Year ended June 30, 1998
-----------------------------------------------------------------------------
Class M                                             Shares             Amount
-----------------------------------------------------------------------------
Shares sold                                        279,721         $2,504,170
-----------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                       21,310            188,251
-----------------------------------------------------------------------------
                                                   301,031          2,692,421

Shares
repurchased                                        (73,012)          (655,565)
-----------------------------------------------------------------------------
Net increase                                       228,019         $2,036,856
-----------------------------------------------------------------------------

Note 5
Merger into Putnam High Yield
Trust II

On July 1, 1999, the shareholders of the fund approved the transfer of all of the assets of the fund to Putnam High Yield Trust II (High Yield II fund) in exchange for the shares of the High Yield II fund and the assumption by the High Yield II fund of all of the liabilities of the fund. The tax-free exchange occurred on July 12, 1999.



Federal tax information
(Unaudited)

For the year ended June 30, 1999, a portion of the Fund's distribution represents a return of capital and is therefore not taxable to shareholders.

The fund has designated 8.00% of the distributions from net investment income as qualifying for the dividends received deduction for corporations.

The Form 1099 you receive in January 2000 will show the tax status of all distributions paid to your account in calendar 1999.



Results of July 1, 1999 shareholder meeting
(Unaudited)

An annual meeting of shareholders of the fund was held on July 1, 1999. At the meeting, a proposal of the Agreement and Plan of Reorganization providing for the sale of all of the assets of Putnam High Yield Total Return fund (the "Fund") to Putnam High Yield Trust II ("High Yield Trust II") in exchange for shares of High Yield Trust II and the assumption by High Yield Trust II of all of the liabilities of the Fund, and the distribution of such shares to the shareholders of the Fund in liquidation of the Fund was approved as follows: 7,653,717 votes for, and 140,614 votes against, with 306,991 abstentions.



The Putnam family of funds

The following is a complete list of Putnam's open-end mutual funds. Please call your financial advisor or Putnam at 1-800-225-1581 to obtain a prospectus for any Putnam fund. It contains more complete information, including charges and expenses. Please read it carefully before you invest or send money.

GROWTH FUNDS

Asia Pacific Growth Fund

Capital Appreciation Fund [DBL. DAGGER]

Capital Opportunities Fund

Diversified Equity Trust

Europe Growth Fund

Global Growth Fund

Global Natural Resources Fund

Growth Opportunities Fund

Health Sciences Trust

International Growth Fund

International New Opportunities Fund

Investors Fund

New Opportunities Fund [DBL. DAGGER]

OTC & Emerging Growth Fund

Research Fund

Vista Fund

Voyager Fund

Voyager Fund II

GROWTH AND INCOME FUNDS

Balanced Retirement Fund

Convertible Income-Growth Trust

Equity Income Fund

The George Putnam Fund of Boston

Global Growth and Income Fund

The Putnam Fund for Growth and Income

Growth and Income Fund II

International Growth and Income Fund

New Value Fund

Utilities Growth and Income Fund

INCOME FUNDS

American Government Income Fund

Diversified Income Trust

Global Governmental Income Trust

High Yield Advantage Fund [DBL. DAGGER]

High Yield Trust [DBL. DAGGER]

High Yield Trust II

Income Fund

Intermediate U.S. Government
Income Fund

Money Market Fund **

Preferred Income Fund

Strategic Income Fund *

U.S. Government Income Trust

TAX-FREE INCOME FUNDS

Municipal Income Fund

Tax Exempt Income Fund

Tax Exempt Money Market Fund**

Tax-Free High Yield Fund

Tax-Free Insured Fund

State tax-free income funds [SECTION MARK]

Arizona, California, Florida, Massachusetts, Michigan, Minnesota, New Jersey, New York, Ohio and Pennsylvania

State tax-free money market funds [SECTION MARK] **

California, New York

ASSET ALLOCATION FUNDS

Putnam Asset Allocation Funds--three investment portfolios that spread your money across a variety of stocks, bonds, and money market investments.

The three portfolios:

Asset Allocation: Balanced Portfolio

Asset Allocation: Conservative Portfolio

Asset Allocation: Growth Portfolio

 * Formerly Putnam Diversified Income Trust II

[DBL. DAGGER] Closed to new investors. Some exceptions may apply. Contact
             Putnam for details.

[SECTION MARK] Not available in all states.

** An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the funds seek to preserve your investment at $1.00 per share, it is possible to lose money by investing in the fund.

   Check your account balances and current performance at www.putnaminv.com.



Fund information

WEB SITE

www.putnaminv.com

INVESTMENT MANAGER

Putnam Investment Management, Inc.
One Post Office Square
Boston, MA 02109

MARKETING SERVICES

Putnam Mutual Funds Corp.
One Post Office Square
Boston, MA 02109

CUSTODIAN

Putnam Fiduciary Trust Company

LEGAL COUNSEL

Ropes & Gray

INDEPENDENT ACCOUNTANTS

PricewaterhouseCoopers LLP

TRUSTEES

George Putnam, Chairman
William F. Pounds, Vice Chairman
John A. Hill, Vice Chairman
Jameson Adkins Baxter
Hans H. Estin
Ronald J. Jackson
Paul L. Joskow
Elizabeth T. Kennan
Lawrence J. Lasser
John H. Mullin III
Robert E. Patterson
George Putnam, III
A.J.C. Smith
W. Thomas Stephens
W. Nicholas Thorndike

OFFICERS

George Putnam
President

Charles E. Porter
Executive Vice President

Patricia C. Flaherty
Senior Vice President

John D. Hughes
Senior Vice President and Treasurer

Lawrence J. Lasser
Vice President

Gordon H. Silver
Vice President

Ian C. Ferguson
Vice President

Brett C. Browchuk
Vice President

Stephen Oristaglio
Vice President

Edward H. D'Alelio
Vice President

Jennifer E. Leichter
Vice President and Fund Manager

Jeffrey A. Kaufman
Vice President and Fund Manager

Richard A. Monaghan
Vice President

John R. Verani
Vice President

This report is for the information of shareholders of Putnam High Yield Total Return Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, which gives details of sales charges, investment objectives, and operating policies of the fund, and the most recent copy of Putnam's Quarterly Performance Summary. For more information or to request a prospectus, call toll free: 1-800-225-1581.

You can also learn more at Putnam Investments' Web site: www.putnaminv.com.

Shares of mutual funds are not deposits or obligations of, or guaranteed or endorsed by, any financial institution; are not insured by the Federal Deposit Insurance Corporation (FDIC), the Federal Reserve Board, or any other agency; and involve risk, including the possible loss of the principal amount invested.


AN033-53940 2DG/2DI/2DJ 8/99